Exhibit 99.1

DDR CORP.
QUARTERLY
FINANCIAL
SUPPLEMENT
FOR THE PERIOD ENDED
MARCH 31, 2017

DDR Corp.

Table of Contents

Section	Page

Earnings Release & Financial Statements
Press Release	1–8

Company Summary
Portfolio Summary	9
Capital Structure	10
Same Store Metrics	11
Leasing Summary	12
Top 50 Tenants	13
Lease Expirations	14

Investments
Developments/Redevelopments	15
Transactions	16

Debt Summary
Debt Summary	17
Consolidated Debt Detail	18–19
Unconsolidated Debt Detail	20–21
Debt/Adjusted EBITDA	22

Unconsolidated Joint Ventures
Unconsolidated Joint Ventures	23–24

Reporting Policies
Notable Accounting and Supplemental Policies	25–26
Non-GAAP Measures	27–30

Property List	31–38

DDR considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectations for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our deleveraging strategy; any impact or results from the Company’s portfolio transition or any change in strategy; and the finalization of the financial statements for the period ended March 31, 2017. For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2016. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

Exhibit 99.1

For immediate release:

DDR REPORTS FIRST QUARTER 2017 OPERATING RESULTS

BEACHWOOD, OHIO, April 25, 2017 – DDR Corp. (NYSE: DDR) today announced operating results for the first quarter ended March 31, 2017.

“DDR’s new management team is excited to continue positioning the Company for future success. We are pleased to report ongoing progress lowering leverage, as well as organizational streamlining to fit the Company’s current operating scale and to partially mitigate an expected modest decline in property profitability this year. Our best-in-class leasing team is making progress refilling vacancies from recent larger scale tenant bankruptcies, and I am confident DDR will emerge from a challenging 2017 well positioned to take advantage of an environment rich with opportunities arising from the current dynamic retail real estate markets,” commented David R. Lukes, president and chief executive officer.

Financial Highlights

●	First quarter net loss attributable to common shareholders was $59.8 million, or $0.16 per diluted share as compared to net income of $40.0 million, or $0.11 per diluted share, in the year ago-period. The year-over-year decline in net income attributable to common shareholders is primarily attributable to a $76 million valuation allowance recorded on the Company’s preferred investment in two joint ventures in addition to an aggregate charge of $11.5 million associated primarily with executive management transition and a recent staff restructuring, partially offset by a $38.1 million gain on the sale of real estate assets.
●	First quarter operating funds from operations attributable to common shareholders (“Operating FFO”) was $108.5 million or $0.30 per diluted share, compared to $114.2 million or $0.31 per diluted share in the year ago-period. The year-over-year decrease in OFFO is primarily attributable to the dilutive impact of deleveraging through asset sales.

Significant Quarterly Activity

DDR’s key operating results in the first quarter include:

●	Reported a decrease in same store net operating income, including Puerto Rico, of 0.1% on a pro rata basis; presentation has been adjusted to include bad debt expense on a comparable basis
●	Executed 285 new leases and renewals for 1.8 million square feet
●	Generated new leasing spreads of 2.8% and renewal leasing spreads of 6.3%, both on a pro rata basis and including Puerto Rico for the quarter and new leasing spreads of 14.0% and renewal leasing spreads of 6.9%, both on a pro rata basis and including Puerto Rico for the trailing twelve-month period
●	Achieved a portfolio leased rate of 94.3% at March 31, 2017, compared to 95.0% at December 31, 2016, on a pro rata basis
●	Increased the annualized base rent per occupied square foot by 5.5% on a pro rata basis to $15.67 at March 31, 2017, from $14.86 at March 31, 2016
●	Sold 10 assets and two land parcels for $123.7 million during the quarter, totaling $118.5 million at DDR’s share
●	Acquired 3030 North Broadway in Chicago, Illinois, a 131,748 square foot Company-owned gross leasable area (“GLA”) grocery-anchored shopping center for $81 million pursuant to a contract executed in 2016

Significant Financial Activity

●	Established $76 million in valuation allowances associated with the Company’s preferred equity investment in its two joint ventures with Blackstone. The investments were impaired to reflect management’s expectation that the securities are likely to be only partially repaid in the event of a full redemption in advance of the Company’s redemption rights in 2020 and 2021. As a result, the Company will no longer recognize the non-cash portion of the interest income going forward. These charges are non-cash in nature and the Company’s cash distributions from the securities remain unchanged.

●	Recorded a separation charge aggregating $11.5 million which is comprised of $9.4 million related to the March 2, 2017, management transition and $2.1 million related to other staffing reductions announced on April 3, 2017. These charges are included in General and Administrative expenses for the quarter ended March 31, 2017. Management expects to record an additional $5 million charge in the second quarter of 2017 reflecting the remaining separation costs associated with the restructuring announced on April 3, 2017.

Guidance

DDR is withdrawing its previous guidance for net income applicable to common shareholders, Funds From Operations (“FFO”) and Operating FFO given the unpredictable timing and magnitude of potential transactional activity in 2017. However, management has updated its 2017 operating assumptions as follows:

●	Expected annual growth in same store net operating income has been reduced from a total portfolio range of 1%-2% previously expected to a range as follows:

DDR Share
US Portfolio	(1.0%) – 0.5%
Total Portfolio	(1.5%) – 0.0%

The change in guidance reflects the impact of increased vacancies from recent tenant bankruptcies, which had not been anticipated in prior guidance as well as the inclusion of bad debt expense on a comparable basis.

●	Expected leased rate at year end of 93.0% to 93.5%, reduced from a 25 to 50 basis point increase previously expected
●	Expected General and Administrative expenses have been reduced to a range of $72 million to $75 million from $77 million to $80 million previously reported, reflecting staffing reductions announced on April 3, 2017
●	Expected Fee income of $30 million to $33 million
●	Expected Interest income has been reduced to a range of $26 million to $29 million from a range of $33 million to $36 million previously expected, as the Company does not currently expect to record any non-cash interest income for the remainder of 2017 as a result of the valuation allowance as discussed above
●	Expected redevelopment activity placed in service of $80 million (approximately $40 million of incremental same store NOI) weighted towards the second half of the year at high single-digit yields

About DDR Corp.

DDR is an owner and manager of 309 value-oriented shopping centers representing 103 million square feet in 35 states and Puerto Rico. The Company owns a high-quality portfolio of open-air shopping centers in major metropolitan areas that provide a highly-compelling shopping experience and merchandise mix for retail partners and consumers. The Company actively manages its assets with a focus on creating long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 4:45 p.m. Eastern Time. To participate with access to the slide presentation, please visit the Investors portion of DDR’s website, www.ddr.com/events or dial 877-249-1119 (domestic) or 412-542-4143 (international) at least ten minutes prior to the scheduled start of the call. A replay of the conference call will also be available at www.ddr.com/events for one year after the call. A copy of the Company’s Supplemental package is available on the Company’s website at www.ddr.com.

Non-GAAP Measures

FFO is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss), adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the NAREIT definition. The Company calculates Operating FFO by excluding certain non-operating charges and gains. Operating FFO is useful to investors as the Company removes non-comparable charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. The Company presents SSNOI both with and without provisions for uncollectible amounts and/or recoveries thereof. SSNOI also excludes activity associated with development and major redevelopment and single tenant assets and includes assets owned in comparable periods (15 months for quarter comparisons). SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in this release and the accompanying financial supplement.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our deleveraging strategy; any impact or results from the Company’s portfolio transition or any change in strategy; and the finalization of the financial statements for the three months ended March 31, 2017. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2016. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

DDR Corp.

Income Statement: Consolidated Interests

$ in thousands, except per share
	1Q17	1Q16
Revenues:
Minimum rents (1)	$167,229	$177,367
Percentage rent	1,699	1,936
Recoveries	57,476	61,599
Other property revenues (2)	4,577	5,343

	230,981	246,245

Expenses (3):
Operating and maintenance	32,991	37,258
Real estate taxes	34,329	35,784

	67,320	73,042

Net operating income	163,661	173,203

Other income (expense):
Fee income	9,440	8,178
Interest income	8,392	9,050
Interest expense	(51,827)	(57,897)
Depreciation and amortization	(90,884)	(96,902)
General and administrative (4)	(31,072)	(17,876)
Other income (expense), net	(4)	1,773
Impairment charges	(21,973)	0

(Loss) income before earnings from JVs and other	(14,267)	19,529

Equity in net (loss) income of JVs	(1,665)	14,421
Reserve of preferred equity interests	(76,000)	0
Tax expense	(223)	(458)
Gain on disposition of real estate, net	38,127	12,381

Net (loss) income	(54,028)	45,873
Non-controlling interests	(213)	(300)

Net (loss) income DDR	(54,241)	45,573
Preferred dividends	(5,594)	(5,594)

Net (loss) income Common Shareholders	($59,835)	$39,979

Weighted average shares – Basic – EPS	366,430	364,691
Assumed conversion of dilutive securities	0	351

Weighted average shares – Diluted – EPS	366,430	365,042

Earnings per common share – Basic & Diluted	($0.16)	$0.11

DDR Corp.

Reconciliation: Net (Loss) Income to FFO and Operating FFO

and Other Financial Information

$ in thousands, except per share
	1Q17	1Q16
Net (loss) income attributable to Common Shareholders	($59,835)	$39,979
Depreciation and amortization of real estate	88,649	94,854
Equity in net loss (income) of JVs	1,665	(14,421)
JVs’ FFO	6,582	6,150
Non-controlling interests	76	76
Impairment of depreciable real estate	21,973	0
Gain on disposition of depreciable real estate, net	(36,898)	(12,096)

FFO attributable to Common Shareholders	$22,212	$114,542

Reserve of preferred equity interests	76,000	0
Separation charges	11,471	0
Transaction, debt extinguishment, litigation, other, net	(1)	(29)
Joint ventures - transaction, currency, other	80	0
Gain on disposition of non-depreciable real estate, net	(1,229)	(285)

Total non-operating items, net	86,321	(314)

Operating FFO attributable to Common Shareholders	$108,533	$114,228

Weighted average shares and units – Basic – FFO & OFFO	366,976	365,697
Assumed conversion of dilutive securities	89	351

Weighted average shares and units – Diluted – FFO & OFFO	367,065	366,048

FFO per share – Basic & Diluted	$0.06	$0.31
Operating FFO per share – Basic & Diluted	$0.30	$0.31
Common stock dividends declared, per share	$0.19	$0.19

Certain non-cash items (DDR share):
Straight-line rent, net	$433	$1,355
Amortization of (above)/below-market rent, net	3,851	397
Straight-line ground rent income (expense)	230	(94)
Debt fair value and loan cost amortization	(990)	(757)
Capitalized interest expense	398	1,244
Stock compensation expense	(1,908)	(1,608)
Non-real estate depreciation expense	(2,135)	(2,001)
Non-cash interest income	1,283	1,944

Capital expenditures (DDR share):
Development and redevelopment costs	15,924	24,472
Maintenance capital expenditures	824	1,017
Tenant allowances and landlord work	12,076	7,456
Leasing commissions	638	904

DDR Corp.

Balance Sheet: Consolidated Interests

$ in thousands
	At Period End
	1Q17	4Q16
Assets:
Land	$1,987,849	$1,990,406
Buildings	6,338,139	6,412,532
Fixtures and tenant improvements	738,741	735,685

	9,064,729	9,138,623
Depreciation	(2,004,413)	(1,996,176)

	7,060,316	7,142,447
Construction in progress and land	120,808	105,435

Real estate, net	7,181,124	7,247,882

Investments in JVs	76,047	60,793
Receivable – preferred equity interests, net	319,315	393,338
Cash	19,715	30,430
Restricted cash	46,587	8,795
Notes receivable, net	49,895	49,503
Receivables, net (5)	117,559	121,367
Other assets, net (6)	282,724	285,410

Total Assets	8,092,966	8,197,518

Liabilities and Equity:
Revolving credit facilities	90,000	0
Unsecured debt	2,914,186	2,913,217
Unsecured term loan	398,516	398,399
Secured debt	1,118,224	1,182,352

	4,520,926	4,493,968
Dividends payable	75,402	75,245
Other liabilities (7)	369,391	382,293

Total Liabilities	4,965,719	4,951,506

Preferred shares	350,000	350,000
Common shares	36,667	36,630
Paid-in capital	5,497,660	5,487,212
Distributions in excess of net income	(2,761,977)	(2,632,327)
Deferred compensation	10,083	15,149
Other comprehensive income	(3,432)	(4,192)
Common shares in treasury at cost	(10,300)	(14,957)
Non-controlling interests	8,546	8,497

Total Equity	3,127,247	3,246,012

Total Liabilities and Equity	$8,092,966	$8,197,518

DDR Corp.

Financial Statement: Footnotes

$ in thousands
		1Q17	1Q16

	Revenue items:

(1)	Ground lease revenue	$10,892	$10,100

(2)	Lease termination fees	178	1,229

(3)	Operating expenses:

	Recoverable expenses	(62,117)	(66,115)

	Non-recoverable expenses	(4,280)	(5,900)

	Bad debt expense	(923)	(1,027)

(4)	General and administrative expenses:

	Separation charges	(11,471)	(0)

	Internal leasing expenses	(1,592)	(2,082)

	Construction administrative costs (capitalized)	2,388	1,952

(5)	Straight-line rents receivable, net (at quarter and year end)	64,772	65,072

(6)	Intangible assets, net (at quarter and year end)	236,372	241,598

(7)	Below-market leases, net (at quarter and year end)	142,372	147,941

Additional financial information (DDR share):

	Est. value of land owned adjacent to existing centers	27,306

	Cost basis of headquarters (non-income producing)	40,917

DDR Corp.

Reconciliation of Net Income Attributable to DDR to Same Store NOI (1)

$ in thousands
			At DDR Share (Non-GAAP)
	1Q17	1Q16	1Q17	1Q16
GAAP Reconciliation:
Net (loss) income attributable to DDR	($54,241)	$45,573	($54,241)	$45,573
Fee income	(9,440)	(8,178)	(9,440)	(8,178)
Interest income	(8,392)	(9,050)	(8,392)	(9,050)
Interest expense	51,827	57,897	51,827	57,897
Depreciation and amortization	90,884	96,902	90,884	96,902
General and administrative	31,072	17,876	31,072	17,876
Other expense	4	(1,773)	4	(1,773)
Impairment charges	21,973	0	21,973	0
Equity in net loss (income) of joint ventures	1,665	(14,421)	1,665	(14,421)
Reserve of preferred equity interests	76,000	0	76,000	0
Tax expense	223	458	223	458
Gain on disposition of real estate	(38,127)	(12,381)	(38,127)	(12,381)
Income from non-controlling interests	213	300	213	300

Consolidated NOI	163,661	173,203	163,661	173,203
DDR’s consolidated JV	0	0	(410)	(426)

Consolidated NOI, net of non-controlling interests	163,661	173,203	163,251	172,777

Net (loss) income from unconsolidated joint ventures	(52,377)	47,305	(5,237)	11,192
Interest expense	30,130	33,322	4,883	5,298
Depreciation and amortization	45,096	49,035	5,548	5,549
Impairment charges	52,657	0	6,260	0
Preferred share expense	8,128	8,264	406	413
Other expense, net	6,573	5,811	1,073	983
Loss (gain) on disposition of real estate, net	173	(53,483)	8	(10,695)

Unconsolidated NOI	90,380	90,254	12,941	12,740

Total Consolidated + Unconsolidated NOI	254,041	263,457	176,192	185,517
Less: Non-Same Store NOI adjustments	(16,684)	(27,191)	(15,410)	(24,588)

Total SSNOI (including bad debt expense)	$237,357	$236,266	$160,782	$160,929

Less: Puerto Rico Same Store NOI	(23,077)	(23,853)	(23,077)	(23,853)

Total SSNOI excluding Puerto Rico (including bad debt expense)	$214,280	$212,413	$137,705	$137,076

Add: bad debt expense	1,245	1,515	1,008	1,112

Total SSNOI (excluding bad debt expense)	$238,602	$237,781	$161,790	$162,041

SSNOI % Change (including bad debt expense)	0.5%		(0.1%)
SSNOI % Change excluding Puerto Rico	0.9%		0.5%
SSNOI % Change (excluding bad debt expense)	0.3%		(0.2%)

(1) Excludes major redevelopment activity; see Investments section for additional detail. See calculation definition in the Non-GAAP Measures section.

DDR Corp.

Portfolio Summary

$ and GLA in thousands, except PSF

	Total	Total	Wholly Owned		JV
	Portfolio At 100%	Portfolio At DDR Share	Domestic At 100%	Puerto Rico At 100%	Portfolio At DDR Share
Portfolio Metrics
Operating Centers	309	309	144	14	151
Owned GLA	67,953	45,002	37,046	3,961	3,995
Ground Lease GLA	6,447	4,631	3,469	846	316
Additional Unowned	28,586	—	—	—	—
Base Rent PSF	$15.27	$15.67	$15.49	$20.31	$14.63
Leased Rate	94.4%	94.3%	94.7%	90.9%	94.6%
Commenced Rate	92.6%	92.5%	92.6%	91.9%	92.2%
Leased Rate <10,000 SF	88.1%	88.3%	89.5%	82.0%	87.7%
% of Total SF <10,000 SF	23.9%	23.5%	22.1%	32.0%	27.0%
Leased Rate >10,000 SF	96.4%	96.2%	96.2%	95.1%	97.2%
% of Total SF >10,000 SF	76.1%	76.5%	77.9%	68.0%	73.0%
% of NOI (Pro Rata)	100.0%	100.0%	78.8%	13.4%	7.8%
Same Store NOI (including bad debt expense)	0.5%	-0.1%	0.3%	-3.3%	2.2%

DDR Corp.

Capital Structure

$, shares and units in thousands, except per share

			March 31, 2017		March 31, 2016
Capital Structure			Amount	% of Total	Amount	% of Total

Common Shares Equity ($12.53 x 367,006)			$4,598,579	47%	$6,506,902	53%

Perpetual Preferred Stock – Class J			200,000	2%	200,000	2%

Perpetual Preferred Stock – Class K			150,000	2%	150,000	1%

Unsecured Credit Facilities			90,000	1%	350,000	3%

Unsecured Term Loan			400,000	4%	400,000	3%

Unsecured Public Debt			2,927,399	30%	2,926,541	24%

Secured Term Loan			200,000	2%	200,000	2%

DDR Share of Unconsolidated Debt			398,078	3%	425,625	3%

Fixed Rate Mortgage Debt (excludes partners’ share)			879,677	9%	1,078,741	9%

Variable Rate Mortgage Debt			25,880	0%	77,640	0%

Total Debt			4,921,034	49%	5,458,547	44%

Total			$9,869,613	100%	$12,315,449	100%

Capital Structure Detail

Common Shares Outstanding			366,607		365,363

Operating Partnership Units			399		399

Total Outstanding Common Shares			367,006		365,762

Market Value per Share			$12.53		$17.79

Partners’ Share of Consolidated Debt (excluded above)			$9,873		$9,900

DDR Share of Unconsolidated Debt (included above)			$398,078		$425,625

Debt/Adjusted EBITDA – Consolidated			6.6x		6.9x

Debt/Adjusted EBITDA – Pro Rata			7.0x		7.3x

Credit Ratings			Public Debt Covenants

	Debt Rating	Outlook			Actual Covenant	Covenant Threshold

Moody’s	Baa2	Stable	Total Debt to Real Estate Assets Ratio		48%	≤ 65%

S&P	BBB-	Stable	Secured Debt to Assets Ratio		11%	≤ 40%

Fitch	BBB-	Stable	Unencumbered Assets to Unsecured Debt		206%	≥ 135%

			Fixed Charge Coverage Ratio		2.7x	≥ 1.5x

DDR Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100%			Same Store at DDR Share

	1Q17	1Q16	Change	1Q17	1Q16	Change

Leased Rate	94.4%	95.4%	-1.0%	94.2%	95.9%	-1.7%

Revenues:
Base Rents	$245,868	$244,035	0.8%	$165,338	$164,469	0.5%
Recoveries	84,273	84,089	0.2%	58,384	58,259	0.2%
Other	5,111	4,648	10.0%	4,342	3,915	10.9%

	335,252	332,772	0.7%	228,064	226,643	0.6%
Expenses:
Operating	(46,759)	(47,320)	-1.2%	(32,364)	(32,215)	0.5%
Real Estate Taxes	(51,136)	(49,186)	4.0%	(34,918)	(33,499)	4.2%

	(97,895)	(96,506)	1.4%	(67,282)	(65,714)	2.4%

Total SSNOI including impact of bad debt expense	$237,357	$236,266	0.5%	$160,782	$160,929	-0.1%
Total SSNOI excluding impact of bad debt expense	$238,602	$237,781	0.3%	$161,790	$162,041	-0.2%

Less: Puerto Rico Same Store NOI (2)	(23,077)	(23,853)		(23,077)	(23,853)

Total SSNOI excluding Puerto Rico	$214,280	$212,413	0.9%	$137,705	$137,076	0.5%
Non-Same Store NOI (3)	16,684	27,191		15,410	24,588

Total Consolidated + Unconsolidated Same Store NOI	$254,041	$263,457		$176,192	$185,517

(1) See calculation definition in the Non-GAAP Measures section.

(2) Excludes management fees that are eliminated in consolidation.

(3) See Investments section for additional detail on major redevelopment activity. Includes results of single-tenant assets. Represents 6.6% of total NOI.

DDR Corp.

Leasing Summary

At DDR share except for count

Leasing Activity
	Comparable Pool								Total Pool
	Count At 100%	GLA	New Rent PSF	Prior Rent PSF	Rent Spread		Wtd Avg Term (Years)		Count At 100%	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
1Q17	39	369,603	$10.90	$10.60	2.8%	(1)	10.4		78	566,261	$12.57	10.2
4Q16	37	117,938	18.12	15.86	14.2%		7.8		73	198,564	18.03	8.1
3Q16	42	126,485	19.95	16.47	21.1%		7.9		83	265,257	18.29	8.3
2Q16	41	120,744	21.35	16.72	27.7%		8.3		103	245,607	20.18	7.9
	159	734,770	$15.34	$13.46	14.0%		8.8		337	1,275,689	$16.07	8.8

Renewals
1Q17	207	1,188,089	$16.07	$15.12	6.3%		4.8		207	1,188,089	$16.07	4.8
4Q16	199	1,069,818	14.07	13.29	5.9%		5.2		199	1,069,818	14.07	5.2
3Q16	227	1,507,262	14.52	13.44	8.0%		5.6		227	1,507,262	14.52	5.6
2Q16	235	1,133,852	17.17	16.04	7.0%		5.1		235	1,133,852	17.17	5.1
	868	4,899,021	$15.41	$14.42	6.9%		5.2		868	4,899,021	$15.41	5.2

New + Renewals
1Q17	246	1,557,692	$14.84	$14.05	5.6%		5.7		285	1,754,350	$14.94	6.2
4Q16	236	1,187,756	14.48	13.55	6.9%		5.5		272	1,268,382	14.69	5.6
3Q16	269	1,633,747	14.94	13.67	9.3%		5.8		310	1,772,519	15.08	6.0
2Q16	276	1,254,596	17.57	16.11	9.1%		5.5		338	1,379,459	17.70	5.6
	1,027	5,633,791	$15.40	$14.29	7.8%		5.6		1,205	6,174,710	$15.55	6.0

Net Effective Rents
		GLA (2)	Avg Rent PSF	TA Capex PSF	LL Work Capex PSF		Commission Capex PSF	Total Capex PSF	Net Effective Rent PSF	Wtd Avg Term (Years)
New Leases
1Q17		411,594	$12.67	$1.91	$1.38		$0.22	$3.51	$9.16	9.8
4Q16		187,064	18.98	2.81	1.71		0.42	4.94	14.04	7.9
3Q16		253,944	18.91	2.58	2.43		0.39	5.40	13.51	8.2
2Q16		237,157	20.91	1.85	2.19		0.41	4.45	16.46	7.8
		1,089,759	$17.00	$2.22	$1.86		$0.33	$4.41	$12.59	8.5

Renewals
1Q17		1,188,089	$16.19	$0.01	$0.00		$0.00	$0.01	$16.18	4.8
4Q16		1,069,818	14.28	0.02	0.02		0.00	0.04	14.24	5.2
3Q16		1,507,262	14.67	0.71	0.00		0.03	0.74	13.93	5.6
2Q16		1,133,852	17.33	0.05	0.00		0.00	0.05	17.28	5.1
		4,899,021	$15.57	$0.25	$0.01		$0.01	$0.27	$15.30	5.2

(1) Excluding the retenanting of a dark but rent-paying anchor box at Plaza del Norte, new leasing spreads for 1Q17 and TTM would be 15.8% and 19.4%, respectively. Excluding Puerto Rico, domestic new leasing spreads for 1Q17 and TTM would be 17.7% and 20.0%, respectively.

(2) New Leases exclude development and redevelopment activity.

DDR Corp.

Top 50 Tenants

$ and GLA in thousands

		# of Units (at 100%)			Base Rent			Owned GLA
	Tenant	Owned	Unowned	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%
1	TJX Companies (1)	106	1	107	$26,656	3.9%	$38,053	2,201	4.4%	3,317
2	Bed Bath & Beyond (2)	87	1	88	22,867	3.3%	31,249	1,801	3.6%	2,497
3	PetSmart	88	1	89	19,240	2.8%	28,872	1,219	2.5%	1,866
4	Walmart (3)	23	39	62	18,191	2.6%	21,531	2,803	5.6%	3,263
5	Dick’s Sporting Goods (4)	40	1	41	16,497	2.4%	25,415	1,164	2.3%	1,891
6	AMC Theatres	12	4	16	16,144	2.3%	22,310	646	1.3%	936
7	Kohl’s	31	13	44	15,685	2.3%	21,456	1,985	4.0%	2,714
8	Best Buy	38	6	44	15,532	2.3%	22,491	1,027	2.1%	1,450
9	Ross Stores (5)	73	0	73	13,512	2.0%	21,392	1,296	2.6%	2,142
10	Michaels	63	2	65	13,016	1.9%	18,973	978	2.0%	1,477
11	Gap (6)	63	0	63	11,495	1.7%	16,611	696	1.4%	1,018
12	Ulta	58	2	60	10,005	1.4%	14,206	433	0.9%	621
13	Ascena (7)	101	0	101	9,294	1.3%	11,872	460	0.9%	598
14	Office Depot (8)	40	2	42	8,736	1.3%	12,721	572	1.2%	838
15	Toys “R” Us (9)	22	3	25	8,240	1.2%	9,220	749	1.5%	919
16	Barnes & Noble	24	2	26	8,122	1.2%	11,312	409	0.8%	597
17	Kroger (10)	19	4	23	6,974	1.0%	11,374	591	1.2%	1,116
18	Mattress Firm	65	3	68	6,696	1.0%	8,671	237	0.5%	311
19	Nordstrom Rack	12	1	13	6,686	1.0%	7,881	367	0.7%	431
20	Jo-Ann	29	0	29	6,644	1.0%	9,176	606	1.2%	885
21	Lowe’s	8	18	26	6,555	0.9%	7,257	935	1.9%	1,047
22	Petco	32	2	34	6,372	0.9%	8,395	324	0.7%	443
23	Cinemark	8	0	8	6,102	0.9%	7,976	403	0.8%	520
24	LA Fitness	12	1	13	6,004	0.9%	8,246	440	0.9%	554
25	Regal Cinemas	8	1	9	5,903	0.9%	8,003	388	0.8%	457
26	DSW	26	1	27	5,871	0.9%	8,717	373	0.8%	564
27	Five Below	57	0	57	5,843	0.8%	7,908	351	0.7%	480
28	Pier 1 Imports	33	4	37	5,396	0.8%	7,413	238	0.5%	340
29	Home Depot	9	24	33	5,293	0.8%	6,768	685	1.4%	1,042
30	Staples	30	1	31	5,276	0.8%	8,952	353	0.7%	609
31	Party City	38	0	38	5,214	0.8%	7,763	300	0.6%	470
32	Dollar Tree Stores	66	3	69	5,148	0.7%	7,869	440	0.9%	667
33	AT&T	69	2	71	4,719	0.7%	6,120	125	0.3%	175
34	Whole Foods	6	0	6	4,702	0.7%	6,363	210	0.4%	311
35	Famous Footwear	39	1	40	4,525	0.7%	5,742	227	0.5%	294
36	Burlington	10	0	10	4,340	0.6%	5,930	466	0.9%	693
37	Hobby Lobby	16	2	18	3,902	0.6%	7,156	499	1.0%	877
38	Publix	35	2	37	3,557	0.5%	15,457	405	0.8%	1,698
39	hhgregg	15	1	16	3,512	0.5%	5,348	313	0.6%	473
40	Carter’s Childrenswear	37	0	37	3,268	0.5%	3,901	126	0.3%	154
41	Panera	35	1	36	3,229	0.5%	4,938	108	0.2%	168
42	Rainbow Apparel	37	0	37	3,208	0.5%	3,930	153	0.3%	202
43	Tailored Brands (11)	29	0	29	3,205	0.5%	4,397	140	0.3%	195
44	Ahold Delhaize (12)	10	0	10	3,109	0.5%	8,591	231	0.5%	539
45	Chili’s Restaurant	25	7	32	2,894	0.4%	3,548	125	0.3%	152
46	Footlocker	19	0	19	2,786	0.4%	2,786	73	0.1%	73
47	L Brands (13)	38	0	38	2,738	0.4%	3,751	101	0.2%	136
48	Stein Mart	15	0	15	2,722	0.4%	4,589	310	0.6%	521
49	Sprint	44	1	45	2,700	0.4%	3,680	69	0.1%	106
50	Sears (14)	8	1	9	2,687	0.4%	2,747	647	1.3%	778
	Top 50 Total	1,808	158	1,966	$391,012	56.7%	$559,027	29,798	60.0%	43,625
	Total Portfolio				$690,066	100.0%	$1,006,402	49,633	100.0%	74,400

(1) T.J. Maxx (42) / Marshalls (43) / HomeGoods (20) / Sierra Trading (1)	(8) Office Depot (16) / OfficeMax (24)
(2) Bed Bath (52) / World Market (23) / buybuy Baby (10) / CTS (2)	(9) Toys “R” Us (6) / Babies “R” Us (12) / Toys-Babies Combo (4)
(3) Walmart (18) / Sam’s Club (2) / Neighborhood Market (3)	(10) Kroger (10) / Harris Teeter (5) / King Soopers (1) / Pick ‘n Save (2) / Mariano’s (1)
(4) Dick’s Sporting Goods (37) / Golf Galaxy (3)	(11) Men’s Wearhouse (19) / Jos. A. Bank (8) / K&G Fashion Superstore (2)
(5) Ross Dress for Less (70) / dd’s Discounts (3)	(12) Stop & Shop (5) / Martin’s (2) / Food Lion (2) / Other (1)
(6) Gap (5) / Old Navy (56) / Banana Republic (2)	(13) Bath & Body Works (33) / Victoria’s Secret (5)
(7) Ann Taylor (4) / Catherine’s (7) / Dress Barn (29) / Justice (21) / Lane Bryant (27) / Maurice’s (13)	(14) Sears (4) / Kmart (4)

DDR Corp.

Lease Expirations

At DDR share; $, GLA in thousands, except PSF; # of Leases at 100%

Assumes no exercise of lease options

	Greater than 10k SF					Less than 10k SF					Total

Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10k	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10k	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total

MTM	4	57	708	$12.42	0.2%	160	221	6,202	$28.06	2.6%	164	278	6,910	$24.86	1.1%
2017	52	1,529	15,729	$10.29	3.9%	455	697	17,410	$24.98	7.4%	507	2,226	33,139	$14.89	5.2%
2018	187	3,697	46,671	$12.62	11.5%	871	1,586	41,755	$26.33	17.7%	1,058	5,283	88,426	$16.74	13.8%
2019	196	4,468	53,233	$11.91	13.1%	733	1,196	31,551	$26.38	13.4%	929	5,664	84,784	$14.97	13.2%
2020	175	3,755	47,827	$12.74	11.8%	660	1,094	29,372	$26.85	12.4%	835	4,849	77,199	$15.92	12.0%
2021	237	5,090	62,868	$12.35	15.5%	719	1,214	31,031	$25.56	13.1%	956	6,304	93,899	$14.90	14.6%
2022	224	4,638	57,164	$12.33	14.1%	422	800	21,800	$27.25	9.2%	646	5,438	78,964	$14.52	12.3%
2023	123	2,569	30,251	$11.78	7.4%	195	568	14,261	$25.11	6.0%	318	3,137	44,512	$14.19	6.9%
2024	93	1,859	23,399	$12.59	5.8%	199	588	14,913	$25.36	6.3%	292	2,447	38,312	$15.66	6.0%
2025	67	1,225	18,308	$14.95	4.5%	160	412	10,988	$26.67	4.6%	227	1,637	29,296	$17.90	4.6%
2026	59	958	14,004	$14.62	3.4%	152	425	12,442	$29.28	5.3%	211	1,383	26,446	$19.12	4.1%
Thereafter	82	2,217	36,601	$16.51	9.0%	69	180	4,601	$25.56	1.9%	151	2,397	41,202	$17.19	6.4%

Total	1,499	32,062	$406,763	$12.69	100.0%	4,795	8,981	$236,326	$26.31	100.0%	6,294	41,043	$643,089	$15.67	100.0%

Assumes all lease options are exercised

	Greater than 10k SF					Less than 10k SF					Total

Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10k	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10k	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total

MTM	4	57	708	$12.42	0.2%	139	187	5,353	$28.63	2.3%	143	244	6,061	$24.84	0.9%
2017	8	137	1,566	$11.43	0.4%	284	414	10,804	$26.10	4.6%	292	551	12,370	$22.45	1.9%
2018	31	345	4,227	$12.25	1.0%	476	797	22,546	$28.29	9.5%	507	1,142	26,773	$23.44	4.2%
2019	21	280	4,170	$14.89	1.0%	417	647	18,230	$28.18	7.7%	438	927	22,400	$24.16	3.5%
2020	26	307	5,521	$17.98	1.4%	361	512	15,619	$30.51	6.6%	387	819	21,140	$25.81	3.3%
2021	27	356	5,946	$16.70	1.5%	425	590	16,023	$27.16	6.8%	452	946	21,969	$23.22	3.4%
2022	39	483	7,793	$16.13	1.9%	339	524	15,207	$29.02	6.4%	378	1,007	23,000	$22.84	3.6%
2023	20	290	4,937	$17.02	1.2%	296	531	14,297	$26.92	6.0%	316	821	19,234	$23.43	3.0%
2024	22	361	5,135	$14.22	1.3%	272	440	12,237	$27.81	5.2%	294	801	17,372	$21.69	2.7%
2025	28	472	5,915	$12.53	1.5%	259	456	11,851	$25.99	5.0%	287	928	17,766	$19.14	2.8%
2026	39	520	8,690	$16.71	2.1%	257	446	12,266	$27.50	5.2%	296	966	20,956	$21.69	3.3%
Thereafter	1,234	28,454	352,155	$12.38	86.6%	1,270	3,437	81,893	$23.83	34.7%	2,504	31,891	434,048	$13.61	67.5%

Total	1,499	32,062	$406,763	$12.69	100.0%	4,795	8,981	$236,326	$26.31	100.0%	6,294	41,043	$643,089	$15.67	100.0%

DDR Corp.

Developments/Redevelopments

$ in thousands

	Project Yield	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	CIP (1)	Est. Anchor Opening	Est. Stabilized Quarter	Key Tenants

Consolidated Summary

Redevelopments – Major (2)	8%	$151,201	$78,890	$72,311	$42,983	$35,907

Redevelopments – Minor (3)	11%	120,084	29,444	90,640	14,149	15,295

Other (4)	N/A	N/A	39,885	0	0	39,885

Undeveloped land (5)	N/A	N/A	29,721	0	0	29,721

		$271,285	$177,940	$162,951	$57,132	$120,808

Redevelopments – Major

Lee Vista Promenade (Orlando, FL)		$39,241	$18,865	$20,376	$0	$18,865	1Q18	1Q19	Academy Sports, Bealls

Kenwood Square (Cincinnati, OH)		30,928	20,166	10,762	19,314	852	N/A	2Q18	Dick’s Sporting Goods, T.J. Maxx, Five Below, Marshalls

West Bay Plaza (Cleveland, OH)		27,792	1,228	26,564	0	1,228	4Q18	3Q19

Belgate Shopping Center (expansion) (Charlotte, NC)		23,778	17,104	6,674	13,154	3,950	N/A	4Q17	Burlington, T.J. Maxx

Bermuda Square (Richmond, VA)		17,644	13,004	4,640	9,091	3,913	N/A	4Q18	Martin’s, Petco

Plaza del Sol (expansion) (San Juan, PR)		11,818	8,523	3,295	1,424	7,099	4Q17	4Q17	Dave & Busters

		$151,201	$78,890	$72,311	$42,983	$35,907

(1) Balance is in addition to DDR’s pro rata share of joint venture CIP of $7 million.

(2) Projects excluded from same store NOI.

(3) Projects included in same store NOI.

(4) Includes predevelopment and retenanting expenditures.

(5) Balance is in addition to owned land adjacent to existing centers with an estimated value of $27 million.

DDR Corp.

Transactions

$ and GLA in thousands

			DDR	Total Owned	At 100%		At DDR Share

	Property name	City, State	Own%	GLA	Price	Debt	Price	Debt

Acquisitions

01/10/17	3030 North Broadway	Chicago, IL	100%	132	$81,000	$0	$81,000	$0

02/28/17	Arrowhead Crossing outparcel	Phoenix, AZ	100%	9	6,250	0	6,250	0

		Total Year to Date		141	$87,250	$0	$87,250	$0

Dispositions

01/24/17	The Junction	Jackson, MS	100%	108	$7,000	$0	$7,000	$0

01/25/17	Morris Corners	Springfield, MO	100%	56	1,500	0	1,500	0

02/03/17	Valley Park Centre	Russellville, AR	100%	296	22,390	0	22,390	0

02/16/17	Chesterfield Crossing	Richmond, VA	100%	89	14,350	0	14,350	0

02/17/17	Shops at Turner Hill/Turner Hill Marketplace	Lithonia, GA	100%	157	8,750	0	8,750	0

02/22/17	Indian Springs Market Center	Cincinnati, OH	100%	146	7,300	0	7,300	0

03/24/17	Southland Crossings	Youngstown, OH	100%	537	41,700	23,403	41,700	23,403

03/24/17	Shelby Corners	Utica, MI	5%	76	5,500	4,187	275	209

03/28/17	Barrington Town Center	Cleveland, OH	100%	113	13,100	0	13,100	0

		Non-operating sales			2,105	0	2,105	0

		1Q Total		1,578	$123,695	$27,590	$118,470	$23,612

04/07/17	Warner Robins Place	Warner Robins, GA	100%	119	$17,910	$0	$17,910	$0

04/14/17	Loan repayment (Northridge Plaza)	Olathe, KS	100%	N/A	30,901	0	30,901	0

		2Q Total		119	$48,811	$0	$48,811	$0

		Total Year to Date		1,697	$172,506	$27,590	$167,281	$23,612

DDR Corp.

Debt Summary

$ in thousands

	Consolidated			Unconsolidated			Total Pro Rata
			GAAP			GAAP
Debt Composition	Total 100%	Total DDR Share	Interest Rate DDR Share	Total 100%	Total DDR Share	Interest Rate DDR Share	Total DDR Share	GAAP Interest Rate
Unsecured Credit Facilities	$90,000	$90,000	1.98%				$90,000	1.98%

Unsecured Term Loan	400,000	400,000	2.08%				400,000	2.08%

Unsecured Public Debt	2,927,399	2,927,399	5.04%				2,927,399	5.04%

Secured Term Loan	200,000	200,000	2.33%				200,000	2.33%

Fixed Rate Mortgage Loans	889,550	879,677	4.52%	$1,665,936	$283,223	5.27%	1,162,900	4.70%

Variable Rate Mortgage Loans	25,880	25,880	1.96%	1,226,312	114,855	2.79%	140,735	2.64%
Subtotal	$4,532,829	$4,522,956	4.48%	$2,892,248	$398,078	4.56%	$4,921,034	4.49%

Fair Market Value Adjustment	5,465	5,465		14,462	723		6,188

Unamortized Loan Costs, Net	(17,368)	(17,260)		(8,095)	(1,560)		(18,820)
Total	$4,520,926	$4,511,161	4.48%	$2,898,615	$397,241	4.56%	$4,908,402	4.49%

Consolidated Maturity Schedule (1)			Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total Pro Rata	Pro Rata GAAP Interest Rate
2017			$18,889	$126,466	$300,000	$445,355	$445,355	6.44%

2018			20,420	302,605	382,196	705,221	705,221	4.42%

2019			16,471	169,348	0	185,819	185,819	5.40%

2020			7,314	280,214	790,000	1,077,528	1,077,528	4.32%

2021			4,366	126,459	300,000	430,825	430,825	3.98%

2022			59	42,819	450,000	492,878	483,005	4.68%

2023			0	0	300,000	300,000	300,000	3.52%

2024			0	0	0	0	0	0.00%

2025			0	0	500,000	500,000	500,000	3.79%

2026 and beyond			0	0	400,000	400,000	400,000	4.43%

Unsecured debt discount					(4,797)	(4,797)	(4,797)
Total			$67,519	$1,047,911	$3,417,399	$4,532,829	$4,522,956	4.48%

Unconsolidated Maturity Schedule (1)			Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total Pro Rata	Pro Rata GAAP Interest Rate
2017			$4,697	$911,849	$0	$916,546	$182,409	5.70%

2018			4,816	121,887	0	126,703	13,250	4.30%

2019			4,824	623,088	0	627,912	31,191	2.69%

2020			5,535	403,673	0	409,208	56,251	2.68%

2021			5,057	255,172	0	260,229	60,709	4.49%

2022			3,468	331,369	0	334,837	16,634	3.60%

2023			2,930	93,177	0	96,107	4,809	4.25%

2024			1,352	83,688	0	85,040	13,075	4.31%

2025			903	0	0	903	0	0.00%

2026 and beyond			2,148	32,615	0	34,763	19,750	3.75%
Total			$35,730	$2,856,518	$0	$2,892,248	$398,078	4.56%

% of Total (2)			Consolidated	Wtd Avg GAAP Rate	Unconsolidated	Wtd Avg GAAP Rate	Total	Wtd Avg GAAP Rate
Fixed			84.7%	4.9%	71.1%	5.3%	83.6%	4.9%

Variable			15.3%	2.1%	28.9%	2.8%	16.4%	2.2%

Recourse to DDR			80.6%	4.5%	0.0%	0.0%	74.0%	4.5%

Non-recourse to DDR			19.4%	4.5%	100.0%	4.6%	26.0%	4.5%

(1) Assumes borrower extension options are exercised.

(2) Calculations based on Pro Rata.

DDR Corp.

Consolidated Debt Detail

$ in thousands	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest Rate (2)

Bank Debt (3)
Unsecured Revolver ($750m)	$90,000	$90,000	06/20	L + 100
Unsecured Revolver ($50m)	0	0	06/20	L + 100
Secured Term Loan ($200m)	200,000	200,000	04/18	L + 135
Unsecured Term Loan ($400m)	400,000	400,000	04/20	L + 110

	$690,000	$690,000
Public Debt
Unsecured Notes (4)	$300,000	$300,000	04/17	7.67%
Unsecured Notes	299,700	299,700	04/18	5.07%
Unsecured Notes	82,196	82,196	07/18	7.54%
Unsecured Notes	299,121	299,121	09/20	8.07%
Unsecured Notes	298,920	298,920	01/21	3.71%
Unsecured Notes	454,599	454,599	07/22	4.63%
Unsecured Notes	298,884	298,884	05/23	3.52%
Unsecured Notes	497,102	497,102	02/25	3.79%
Unsecured Notes	396,877	396,877	02/26	4.43%

	$2,927,399	$2,927,399
Mortgage Debt
Walmart Supercenter, NC	$668	$668	08/17	8.89%
Connecticut Commons, CT	45,365	45,365	10/17	3.54%
Riverdale Village, MN	24,888	24,888	10/17	3.54%
Riverdale Village Perimeter, MN	31,190	31,190	10/17	3.54%
Lake Brandon Village, FL	8,965	8,965	10/17	3.54%
Shoppers World Brookfield, WI	5,603	5,603	10/17	3.54%
Marketplace of Brown Deer, WI	3,999	3,999	10/17	3.54%
Brown Deer Center, WI	7,567	7,567	10/17	3.54%

Falcon Ridge Town Center, CA	13,983	13,983	01/18	3.67%
Walmart Supercenter, SC	1,097	1,097	01/18	8.01%
Fortuna Center, VA	12,120	12,120	02/18	3.74%
Johns Creek Town Center, GA	23,403	23,403	03/18	5.20%
The Promenade at Brentwood, MO	29,704	29,704	03/18	5.18%
DDR Headquarters, OH	25,880	25,880	03/18	1.96%

Lowe’s, TN	2,200	2,200	01/19	1.34%
Nassau Park Pavilion, NJ	54,639	54,639	02/19	3.56%
Bandera Pointe, TX	23,773	23,773	02/19	3.59%
Presidential Commons, GA	20,322	20,322	02/19	3.57%
Plaza Cayey, PR	20,203	20,203	06/19	7.82%
Plaza Fajardo, PR	24,292	24,292	06/19	7.74%
Plaza Isabela, PR	21,338	21,338	06/19	7.75%
Plaza Walmart, PR	11,356	11,356	06/19	7.81%
Mariner Square, FL	1,503	1,503	09/19	10.08%

$ in thousands	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest Rate (2)

Northland Square, IA	3,179	3,179	01/20	9.37%
Plaza Rio Hondo, PR	120,748	120,748	01/20	4.03%
Easton Marketplace, OH	48,222	48,222	01/20	4.05%
The Fountains, FL	43,996	43,996	01/20	4.16%
Perimeter Pointe, GA	41,594	41,594	01/20	4.03%
Polaris Towne Center, OH	42,164	42,164	04/20	5.00%

Chapel Hills West, CO	11,407	11,407	06/21	3.70%
West Valley Marketplace, PA	7,088	7,088	07/21	6.17%
Plaza Escorial, PR	69,812	69,812	07/21	3.72%
Wrangleboro Consumer Sq, NJ	57,269	57,269	10/21	5.37%
Chapel Hills East, CO	7,731	7,731	12/21	4.74%

Paradise Village Gateway, AZ	29,919	20,046	01/22	4.89%
Macedonia Commons, OH	18,243	18,243	02/22	5.83%

	$915,430	$905,557

Consolidated Debt Subtotal	$4,532,829	$4,522,956
FMV Adjustment – Assumed Debt	5,465	5,465
Unamortized Loan Costs, Net	(17,368)	(17,260)

Total Consolidated Debt	$4,520,926	$4,511,161

Rate Type
Fixed	$3,840,352	$3,830,479	4.3 years	4.90%
Variable	692,477	692,477	2.4 years	2.14%

	$4,532,829	$4,522,956	4.0 years	4.48%
Perpetual Preferred Stock
Class J	$200,000	$200,000	August 2017 (5)	6.50%
Class K	150,000	150,000	April 2018 (5)	6.25%

Interest Rate Swaps	Notional Amount	Rate Hedged	Fixed Rate	Termination Date

Variable Rate Debt	$76,511	1 mo. LIBOR	2.81%	09/17

(1) Assumes borrower extension options are exercised.	(4) Repaid in April 2017.
(2) L = LIBOR	(5) Earliest redemption date.
(3) Excludes loan fees and unamortized loan costs.

DDR Corp.

Unconsolidated Debt Detail

$ in thousands	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest Rate

BRE DDR Retail Holdings III
Camp Creek, GA	$42,000	$2,100	12/18	3.65%
May 2019 Loan Pool (2 assets)	20,178	1,008	05/19	3.28%
November 2019 Loan Pool (28 assets)	603,650	30,183	11/19	2.67%
Whittwood Town Center, CA	43,000	2,150	12/20	4.05%
January 2022 Loan Pool (3 assets)	22,965	1,148	01/22	3.76%
Kyle Marketplace, TX	24,750	1,238	03/22	3.70%
March 2022 Loan Pool (3 assets)	23,400	1,170	03/22	4.14%
Eastland Center, CA	90,000	4,500	07/22	3.97%
Greenway Commons, TX	33,000	1,650	07/22	3.73%
July 2022 Loan Pool (4 assets)	17,035	852	07/22	3.74%
White Oak Village, VA	34,250	1,713	09/22	1.93%
Midtowne Park, SC	15,736	786	01/23	4.34%
Kingsbury Center, IL	14,500	725	06/23	4.35%
Valley Bend, AL	43,500	2,175	06/23	4.22%

	$1,027,964	$51,398
BRE DDR Retail Holdings IV
Ashbridge Square, PA	$34,381	$1,719	03/18	4.22%
The Hub, NY	28,500	1,425	01/22	3.61%
Fountains of Miramar, FL	24,770	1,239	01/22	3.50%
Southmont Plaza, PA	34,000	1,700	01/22	3.62%
Millenia Crossing, FL	22,440	1,122	01/23	4.20%
Concourse Village, FL	14,007	700	02/24	4.32%

	$158,098	$7,905
DDR Domestic Retail Fund I
July 2017 Loan Pool (52 assets)	$883,479	$176,696	07/17	5.73%
Heather Island, FL	4,285	856	02/18	4.07%
Hilliard Rome, OH	11,353	2,271	02/18	4.05%

	$899,117	$179,823
DDRTC Core Retail Fund
July 2020 Loan Pool (10 assets) (2)	$195,373	$29,306	07/20	2.56%
July 2020 Loan Pool (6 assets) (2)	165,300	24,795	07/20	2.71%
November 2021 Loan Pool (7 assets)	174,719	26,208	11/21	3.14%
Birkdale Village, NC	82,500	12,375	04/24	4.31%

	$617,892	$92,684

$ in thousands	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest Rate

DDR-SAU Retail Fund
September 2017 Loan Pool (7 assets)	$28,566	$5,713	09/17	4.75%
April 2018 Loan Pool (5 assets)	31,516	6,303	04/18	4.66%

	$60,082	$12,016
Other Joint Ventures
Sun Center Limited, OH	$21,286	$16,912	05/21	6.14%
RVIP IIIB, Deer Park, IL	68,309	17,590	09/21	4.91%
Lennox Town Center Limited, OH	39,500	19,750	04/28	3.75%

	$129,095	$54,252

Unconsolidated Debt Subtotal	$2,892,248	$398,078
FMV Adjustment – Assumed Debt	14,462	723
Unamortized Loan Costs, Net	(8,095)	(1,560)

Total Unconsolidated Debt	$2,898,615	$397,241

Rate Type
Fixed	$1,665,936	$283,223	2.2 years	5.27%
Variable	1,226,312	114,855	3.5 years	2.79%

	$2,892,248	$398,078	2.6 years	4.56%

Interest Rate Swaps	Notional Amount	Rate Hedged	Fixed Rate	Termination Date

Mortgage Loan Camp Creek	$42,000	1 mo. LIBOR	1.87%	12/18

(1) Assumes borrower extension options are exercised.

(2) Loans have interest rate floors of 1 month Libor at 0.25%.

DDR Corp.

Debt/Adjusted EBITDA

$ in millions
	1Q17	1Q16

Consolidated
Net (loss) income to DDR	($54.2)	$45.6
Interest expense	51.8	57.9
Income tax expense	0.2	0.5
Depreciation and amortization	90.9	96.9
Adjustments for non-controlling interests	(0.3)	(0.2)

EBITDA – current quarter	88.4	200.7
Separation charges	11.5	0.0
Impairments	22.0	0.0
Equity in net loss (income) of JVs	1.7	(14.4)
Reserve of preferred equity interests	76.0	0.0
Gain on disposition of real estate, net	(38.1)	(12.4)
JV FFO (at DDR share)	6.6	6.1

Adjusted EBITDA – current quarter (1)	168.1	180.0
Adjusted EBITDA – annualized	672.4	720.0

Consolidated debt	4,520.9	5,031.7
Partner share of consolidated debt	(9.9)	(9.9)
Loan costs, net	17.4	22.4
Face value adjustments	(5.5)	(11.3)
Cash and restricted cash	(65.8)	(33.9)

Net effective debt	$4,457.1	$4,999.0

Debt/Adjusted EBITDA – Consolidated	6.6x	6.9x

Pro rata including JVs
Adjusted EBITDA – current quarter	173.2	185.4
Adjusted EBITDA – annualized	692.8	741.6

Consolidated net debt	4,457.1	4,999.0
JV debt (at DDR share)	398.1	425.6
Cash and restricted cash	(12.9)	(10.1)

Net effective debt	$4,842.3	$5,414.5

Debt/Adjusted EBITDA – Pro Rata	7.0x	7.3x

(1) See definition in the Non-GAAP Measures section.

DDR Corp.

Unconsolidated Joint Ventures

$, GLA in thousands

	Partner	DDR Own %	Operating Properties		Owned GLA	1Q17 NOI at 100% (1)		Gross Book Value	Face Value Debt (2)	DDR Preferred Equity (At 100%)

BRE DDR Retail	Blackstone Real	5%	49		9,666	$31,076		$1,513,253	$1,027,964	$249,596	(3)
Holdings III	Estate Partners
BRE DDR Retail	Blackstone Real	5%	6		1,259	4,224		220,107	158,098	69,719	(4)
Holdings IV	Estate Partners
DDRTC Core	TIAA-CREF	15%	25		8,205	24,285		1,502,007	617,892	0
Retail Fund
DDR Domestic	Various	20%	55		7,629	19,288		1,305,429	899,117	0
Retail Fund I
DDR–SAU	State of Utah	20%	12		979	2,467		135,345	60,082	0
Retail Fund
Other	Various	Various	3		1,045	4,353		195,116	129,095	0

Total			150	(5)	28,783	$85,693		$4,871,257	$2,892,248	$319,315
Property management fees						4,535	(1)
Assets sold in 2017						152	(1)

Net operating income						$90,380	(6)

(1) NOI includes property management fees charged by DDR to the joint venture and excludes the impact of assets sold during the period. Property management fees are included in Other Expense on the combined income statement of the joint ventures.

(2) Excludes fair market value of debt adjustment and net unamortized loan costs ($6.4 million or $0.8 million at DDR’s Share).

(3) Face value of $319.6 million including accrued interest of $5.0 million (excludes $70.0 million valuation allowance). The 8.5% dividend rate continues to have two components, a cash dividend rate of 6.5% and an accrued payment in kind of 2.0%. Repayment from net asset sale proceeds is first subject to a remaining minimum sales threshold of $46.3 million payable to common members; subsequent net asset sale proceeds are allocated 51.5% to the preferred member unless certain financial covenants have been triggered, in which event 100% to the preferred member.

(4) Face value of $75.7 million including accrued interest of $1.2 million (excludes $6.0 million valuation allowance). The 8.5% dividend rate continues to have two components, a cash dividend rate of 6.5% and an accrued payment in kind of 2.0%. Repayment from net asset sale proceeds is first subject to a minimum sales threshold of $26.0 million of which $6.0 million is allocated to the preferred member; subsequent net asset sale proceeds are expected to be available to repay the preferred member. Included in the collateral for the preferred equity interest is 95% of the value of the six joint venture properties and 100% of the value of six properties in which the Company does not have a material interest, but to which DDR provides property asset management services.

(5) In addition, the Company has one consolidated joint venture asset in which the Company has an effective 67% interest.

(6) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure. See calculation definition in the Non-GAAP Measures section.

Combined DDR JV Pro Rata Adjustments (7)

Income Statement Pro Rata Adjustments 1Q17
Revenues:
Minimum rents	$13,689
Percentage rent	44
Recoveries	4,240
Other property revenue	207

18,180
Expenses:
Operating and maintenance	2,584
Real estate taxes	2,655

5,239

Net Operating Income	12,941
Other Income (expense):
Fee Income	(950)
Interest income	(406)
Impairment Charges	(6,260)
Interest expense	(4,883)
Depreciation and amortization	(5,548)
Other income (expense), net	(123)

Loss before earnings from JVs	(5,229)
Equity in net loss of JVs	1,665
Basis differences of JVs	3,572
Loss on disposition of real estate	(8)

Net income	$0

FFO Reconciliation 1Q17
Loss before earnings from JVs	($5,229)
Depreciation and amortization	5,548
Impairment of depreciable real estate	6,260
Basis differences of JVs	3

FFO at DDR’s Ownership Interests	$6,582

Balance Sheet Pro Rata Adjustments 1Q17
Assets:
Land	$169,446
Buildings	454,101
Improvements	32,692

656,239
Depreciation	(160,640)

495,599
Construction in progress and land	6,920

Real estate, net	502,519
Investment in JVs	1,398
Cash and restricted cash	12,944
Receivables, net	6,534
Other assets, net	17,836

Total Assets	$541,231
Liabilities and Equity:
Mortgage debt	$397,241
Notes payable to DDR	524
Other liabilities	16,849

Total Liabilities	414,614
JVs share of equity	21,196
Distributions in excess of net income	105,421

Total Equity	126,617

Total Liabilities and Equity	$541,231

(7) Information provided for DDR’s share of JV investments and can be combined with DDR’s consolidated financial statements for the same period.

DDR Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands

Income Statement

	1Q17	1Q16
Revenues:
Minimum rents	$95,443	$96,575
Percentage rent	392	331
Recoveries	29,815	29,969
Other property revenues	1,398	1,035

	127,048	127,910
Expenses:
Operating and maintenance	17,807	18,999
Real estate taxes	18,861	18,657

	36,668	37,656

Net operating income	90,380	90,254

Other income (expense):
Interest expense	(30,130)	(33,322)
Depreciation and amortization	(45,096)	(49,035)
Impairment charges	(52,657)	0
Preferred share expense	(8,128)	(8,264)
Other expense, net	(6,573)	(5,811)

	(52,204)	(6,178)
(Loss) gain on disposition of real estate, net	(173)	53,483

Net (loss) income attributable to unconsolidated JVs	(52,377)	47,305
Depreciation and amortization	45,096	49,035
Impairment of depreciable real estate	52,657	0
Loss (gain) on disposition of real estate, net	173	(53,483)

FFO	$45,549	$42,857
FFO at DDR’s ownership interests	$6,582	$6,150
Operating FFO at DDR’s ownership interests	$6,662	$6,150
Balance Sheet

	At Period End
	1Q17	4Q16
Assets:
Land	$1,268,425	$1,287,675
Buildings	3,338,488	3,376,720
Improvements	205,412	203,824

	4,812,325	4,868,219
Depreciation	(914,860)	(884,356)

	3,897,465	3,983,863
Construction in progress and land	58,932	56,983

Real estate, net	3,956,397	4,040,846
Cash and restricted cash	60,822	50,378
Receivables, net	43,931	50,685
Other assets, net	242,234	248,664

Total Assets	$4,303,384	$4,390,573

Liabilities and Equity:
Mortgage debt	$2,898,615	$3,034,399
Notes and accrued interest payable to DDR	3,028	1,584
Other liabilities	194,458	206,949

Total Liabilities	3,096,101	3,242,932

Redeemable preferred equity	395,945	393,338
Accumulated equity	811,338	754,303

Total Equity	1,207,283	1,147,641

Total Liabilities and Equity	$4,303,384	$4,390,573

DDR Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information. The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Revenues

●	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.

●	Tenant reimbursements are recognized in the period in which the expenses are incurred.

●	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

●	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.

●	The Company does not capitalize any executive officer compensation.

●	General and administrative expenses include executive property management compensation and related expenses. Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

●	Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets. All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

Real Estate

●	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

●	Construction in progress includes shopping center developments and significant expansions and redevelopments.

●	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.

●	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	20 to 40 years
Building Improvements	5 to 20 years
Furniture/Fixtures/ Tenant Improvements	Shorter of economic life or lease terms

DDR Corp.

Notable Accounting and Supplemental Policies

Capitalization

●	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.

●	The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs. Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

●	Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life. The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

Gains on Sales of Real Estate

●	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

●	Effective in 2015, the operating activity and the gains or losses on the sales of operating shopping centers are generally no longer reflected as discontinued operations.

Leasing Spreads

●	Leasing spreads are calculated by comparing the prior tenant’s annual base rent in the final year of the old lease to the new tenant’s annual base rent in the first year of the new lease. The reported calculation, “Comparable”, only includes deals executed within one year of the date that the prior tenant vacated. “Non-comp” deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

●	Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs. Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord’s property value and typically extend the life of the asset in excess of the lease term.

DDR Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs. FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods. Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by the National Association of Real Estate Investment Trusts (“NAREIT”).

The Company believes that certain gains and charges recorded in its operating results are not comparable or reflective of its core operating performance. As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO. Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio. Such adjustments include gains on the sale of and/or change in control of interests, gains/losses on the sale of non-depreciable real estate, impairments of non-depreciable real estate, gains/losses on the early extinguishment of debt, transaction costs and other restructuring type costs. The disclosure of these charges and gains is regularly requested by users of the Company’s financial statements.

The adjustment for these charges and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO. Additionally, the Company provides no assurances that these charges and gains are non-recurring. These charges and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs. The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.

DDR Corp.

Non-GAAP Measures

For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance. They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant). Other real estate companies may calculate FFO and Operating FFO in a different manner.

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income. FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties. Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs. Neither FFO nor Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity. FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance. The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements. Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI. The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. The Company presents SSNOI both with and without provisions for uncollectible amounts and/or recoveries thereof. SSNOI also excludes activity associated with development and major redevelopment and single tenant assets and includes assets owned in comparable periods (15 months for quarter comparisons). SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above. SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

The Company also presents SSNOI for the wholly-owned assets both with and without the impact of capital expenditures. The Company defines Wholly Owned SSNOI as property revenues less property-related expenses, which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. Wholly Owned SSNOI includes only wholly owned assets as of March 31, 2017, for the comparable periods presented in the calculation. Wholly Owned SSNOI also excludes activity associated with development and major redevelopment for the comparable periods presented in the calculation. The Company defines Wholly Owned SSNOI Post Capital Expenditures (Wholly Owned SSNOI Post Cap Ex) as Wholly Owned SSNOI adjusted to remove annual Capital Expenditures. The Company calculates annual Capital Expenditures for each property as the difference between the gross real estate assets as of the respective year end presented and adjusted to remove non cash activity and land sale parcel sales.

DDR Corp.

Non-GAAP Measures

The Company believes that SSNOI, Wholly Owned SSNOI and Wholly Owned SSNOI Post Cap Ex are not, and are not intended to be, a presentation in accordance with GAAP. SSNOI and Wholly Owned SSNOI information have their limitations as they exclude any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets. SSNOI, Wholly Owned SSNOI and Wholly Owned SSNOI Post Cap Ex do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties. Management does not use SSNOI, Wholly Owned SSNOI and Wholly Owned SSNOI Post Cap Ex as indicators of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities. SSNOI, Wholly Owned SSNOI and Wholly Owned SSNOI Post Cap Ex do not represent cash generated from operating activities in accordance with GAAP, and are not necessarily indicative of cash available to fund cash needs. SSNOI, Wholly Owned SSNOI and Wholly Owned SSNOI Post Cap Ex should not be considered as alternatives to net income (computed in accordance with GAAP) or as alternatives to cash flow as measures of liquidity. A reconciliation of SSNOI, Wholly Owned SSNOI and Wholly Owned SSNOI Post Cap Ex to their most directly comparable GAAP measure of net income (loss) has been provided in the Press Release or this section.

Other Measures

DDR Pro Rata Share Financial Information

The Company believes that the DDR pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP. DDR share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of DDR compared to other REITs. Other real estate companies may calculate such information in a different manner.

DDR does not control the unconsolidated joint ventures and the presentations of DDR JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items. The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in DDR’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP. The presentation of this information has limitations as an analytical tool. Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (annualized), as opposed to net income determined in accordance with GAAP. Adjusted EBITDA is calculated as net income attributable to DDR before interest, income taxes, depreciation and amortization and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance. Net effective debt is calculated as the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the balance sheet date presented. Such amounts are calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity. The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition. A reconciliation of Adjusted EBITDA and net effective debt used in the Debt/Adjusted EBITDA ratio to their most directly comparable GAAP measures of net income (loss) and debt has been provided in the Debt Summary section.

DDR Corp.

Reconciliation of Net Income Attributable to DDR to Wholly Owned Same Store NOI (1)

$ in thousands	Twelve Months Ended
	Year-over-Year Comp		Year-over-Year Comp		Year-over-Year Comp		Year-over-Year Comp
	2012	2013	2013	2014	2014	2015	2015	2016
GAAP Reconciliation:

Net (loss) income attributable to DDR	($25,822)	($10,175)	($10,175)	$117,282	$117,282	($72,168)	($72,168)	$60,012

Fee income	(43,706)	(40,160)	(40,160)	(31,907)	(31,907)	(32,971)	(32,971)	(36,298)

Interest income	(15,800)	(23,541)	(23,541)	(15,927)	(15,927)	(29,213)	(29,213)	(37,054)

Interest expense	197,641	214,370	214,370	237,120	237,120	241,727	241,727	217,589

Depreciation and amortization	219,902	296,560	296,560	402,825	402,825	402,045	402,045	389,519

General and administrative	76,444	79,556	79,556	84,484	84,484	73,382	73,382	76,101

Loss on debt retirement	13,495	0	0	0	0	0	0	0

Other expense	17,806	6,408	6,408	12,262	12,262	1,739	1,739	(3,322)

Impairment charges	46,741	19,044	19,044	29,175	29,175	279,021	279,021	110,906

Equity in net (income) loss of joint ventures	(35,250)	(6,819)	(6,819)	(10,989)	(10,989)	3,135	3,135	(15,699)

Impairment of joint venture investments	26,671	980	980	30,652	30,652	1,909	1,909	0

(Gain) loss on sale and change in control of interest, net	(78,127)	(19,906)	(19,906)	(87,996)	(87,996)	(7,772)	(7,772)	1,087

Tax expense	1,131	2,685	2,685	1,855	1,855	6,286	6,286	1,781

Loss ( income) from discontinued operations	59,364	31,267	31,267	(89,398)	(89,398)	0	0	0

Gain on disposition of real estate	(5,863)	(467)	(467)	(3,060)	(3,060)	(167,571)	(167,571)	(73,386)

Income (loss) from non-controlling interests	493	794	794	(3,717)	(3,717)	1,858	1,858	1,187

Consolidated NOI	455,120	550,596	550,596	672,661	672,661	701,407	701,407	692,423

Less: Non-Same Store NOI Adjustments	(145,030)	(230,898)	(173,080)	(280,111)	(174,821)	(195,268)	(146,894)	(123,192)

Wholly owned SSNOI	310,090	319,698	377,516	392,550	497,840	506,139	554,513	569,231

Wholly owned SSNOI % Increase (over prior year)		3.1%		4.0%		1.7%		2.7%

Less: Annual Capital Expenditures	90,367	71,142	117,488	93,803	149,634	132,974	145,133	96,633

Wholly owned SSNOI Post Cap Ex	219,723	248,556	260,028	298,747	348,206	373,165	409,380	472,598

Wholly owned SSNOI Post Cap Ex % Increase		13.1%		14.9%		7.2%		15.4%

(over prior year)

(1) See calculation definition in this Non-GAAP measures section. Note that the same store adjustments will change each year based upon the comparative pool of assets included.

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
1	River Ridge	Birmingham	Birmingham	AL	2001	2007	15%	TIAA	172	350	$16.05	Best Buy, Nordstrom Rack, Staples, Target (U)
2	Valley Bend	Huntsville	Huntsville	AL	2002	2014	5%	BREDDR III	425	777	$14.80	Barnes & Noble, Bed Bath & Beyond, Carmike Cinemas (U), Dick’s Sporting Goods, Hobby Lobby, Kohl’s (U), Marshalls, Target (U)
3	Westside Centre	Huntsville	Huntsville	AL	2002	2007	15%	TIAA	477	667	$12.15	Big Lots, hhgregg, Michaels, PetSmart, Ross Dress for Less, Stein Mart, Target (U)
4	Oxford Exchange	Oxford	Oxford	AL	2006	2014	5%	BREDDR III	334	803	$12.80	Bed Bath & Beyond, Best Buy, Dick’s Sporting Goods, Hobby Lobby, Home Depot (U), Kohl’s (U), PetSmart, Ross Dress for Less, Sam’s Club (U), T.J. Maxx, Target (U)
5	McFarland Plaza	Tuscaloosa	Tuscaloosa	AL	1999	2007	15%	TIAA	199	199	$8.94	Michaels, Ross Dress for Less, Stein Mart, T.J. Maxx, Toys “R” Us
6	Dimond Crossing	Anchorage	Anchorage	AK	1981	2014	5%	BREDDR III	85	85	$16.01	Bed Bath & Beyond, PetSmart
7	SanTan Village Marketplace	Phoenix	Gilbert	AZ	2005	2014	5%	BREDDR III	286	690	$16.17	Bed Bath & Beyond, Big Lots, DSW, Jo-Ann, Marshalls, Sam’s Club (U), Walmart (U)
8	Palm Valley Pavilions West	Phoenix	Goodyear	AZ	2002	2016	100%		233	277	$17.85	Barnes & Noble, Best Buy, Ross Dress for Less, Total Wine & More
9	Ahwatukee Foothills Towne Center	Phoenix	Phoenix	AZ	2013	1998	100%		685	700	$17.72	AMC Theatres, Ashley Furniture HomeStore, Babies “R” Us, Best Buy, HomeGoods, Jo-Ann, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
10	Arrowhead Crossing	Phoenix	Phoenix	AZ	1995	1996	100%		345	416	$16.14	Barnes & Noble, DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Old Navy, Savers (U), Staples, T.J. Maxx
11	Deer Valley Towne Center	Phoenix	Phoenix	AZ	1996	1999	100%		197	460	$19.40	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
12	Paradise Village Gateway	Phoenix	Phoenix	AZ	2004	2003	67%	Other	295	295	$17.53	Albertsons, Bed Bath & Beyond, PetSmart, Ross Dress for Less, Staples
13	Shops at Prescott Gateway	Prescott	Prescott	AZ	2012	2014	5%	BREDDR III	35	35	$28.92	Trader Joe’s
14	Plaza at Power Marketplace	Phoenix	Queen Creek	AZ	2007	2014	5%	BREDDR III	71	105	$20.74	LA Fitness
15	Silverado Plaza	Tucson	Tucson	AZ	1999	2014	5%	BREDDR III	78	79	$9.31	Safeway
16	Tucson Spectrum	Tucson	Tucson	AZ	2008	2012	100%		715	969	$14.70	Bed Bath & Beyond, Best Buy, Food City, Harkins Theatres, Home Depot (U), JCPenney, LA Fitness, Marshalls, Michaels, OfficeMax, Old Navy, Party City, PetSmart, Ross Dress for Less, Target (U)
17	Walgreens	Fayetteville	Springdale	AR	2009	2014	5%	BREDDR III	15	15	$26.80	—
18	Sherwood Retail Center	Little Rock	Sherwood	AR	1986	2014	5%	BREDDR III	123	194	$4.96	Gander Mountain, Mardel, Tractor Supply Company
19	Buena Park Place	Los Angeles	Buena Park	CA	2009	2004	100%		215	246	$15.13	Aldi, Kohl’s, Michaels
20	Falcon Ridge Town Center	Los Angeles	Fontana	CA	2005	2013	100%		291	438	$22.12	24 Hour Fitness, Aki-Home, Michaels, Ross Dress for Less, Stater Bros Markets, Target (U)
21	The Pike Outlets	Los Angeles	Long Beach	CA	2015	DEV	100%		392	392	$21.46	Cinemark, H & M, Nike, Restoration Hardware
22	Eastland Center	Los Angeles	West Covina	CA	1957	2014	5%	BREDDR III	811	911	$14.44	Albertsons, Ashley HomeStore, Burlington, Dick’s Sporting Goods, Hobby Lobby, Marshalls, Pottery Barn Outlet, Ross Dress for Less, Target, Walmart
23	Whittwood Town Center	Los Angeles	Whittier	CA	1960	2014	5%	BREDDR III	783	842	$8.90	24 Hour Fitness, JCPenney, Kohl’s, PetSmart, Sears, Target, Vons
24	Ridge at Creekside	Sacramento	Roseville	CA	2007	2014	100%		275	289	$21.53	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy’s Furniture Gallery, REI
25	Vista Village	San Diego	Vista	CA	2007	2013	100%		194	235	$25.08	Cinepolis, Frazier Farms, Lowe’s (U), Staples (U)
26	Whole Foods at Bay Place	San Francisco	Oakland	CA	2006	2013	100%		57	57	$42.17	Whole Foods
27	Hilltop Plaza	San Francisco	Richmond	CA	2000	2002	20%	Manatee	251	251	$17.28	99 Cents Only, Century Theatre, dd’s Discounts, Ross Dress for Less
28	1000 Van Ness	San Francisco	San Francisco	CA	1998	2002	100%		122	122	$35.82	AMC Theatres, The Studio Mix
29	Cornerstar	Denver	Aurora	CO	2008	2014	5%	BREDDR III	430	585	$18.98	24 Hour Fitness, Cornerstar Wine & Liquor, Dick’s Sporting Goods, HomeGoods, Marshalls, Office Depot, Ross Dress for Less, Sprouts Farmers Market, Target (U), Ulta Beauty
30	Pioneer Hills	Denver	Aurora	CO	2003	2003	100%		138	494	$14.80	Bed Bath & Beyond, Home Depot (U), Inspire Fitness, Walmart (U)
31	Centennial Promenade	Denver	Centennial	CO	2002	1997	100%		419	827	$18.40	Cavender’s, Conn’s, Golf Galaxy, HomeGoods, IKEA (U), Michaels, REI (U), Ross Dress for Less, Stickley Furniture, Toys “R” Us
32	Chapel Hills	Denver	Colorado Springs	CO	2000	2011	100%		446	541	$12.76	24 Hour Fitness, Barnes & Noble, Best Buy, DSW, Michaels (U), Nordstrom Rack, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
33	Tamarac Shopping Center	Denver	Denver	CO	2013	2001	100%		69	204	$14.72	Target (U)
34	University Hills	Denver	Denver	CO	1997	2003	100%		244	261	$18.89	24 Hour Fitness, King Soopers, Marshalls, Michaels, Pier 1 Imports
35	Denver West Plaza	Denver	Lakewood	CO	2002	2014	5%	BREDDR III	71	75	$18.76	Best Buy
36	FlatAcres Marketcenter/Parker Pavilions	Denver	Parker	CO	2003	2003	100%		232	641	$19.06	Bed Bath & Beyond, Home Depot (U), Kohl’s (U), Michaels, Office Depot, Walmart (U)
37	Guilford Commons	Hartford	Guilford	CT	2015	DEV	100%		123	123	$16.51	Bed Bath & Beyond, The Fresh Market
38	Connecticut Commons	Hartford	Plainville	CT	2013	DEV	100%		562	562	$13.24	A.C. Moore, AMC Theatres, Dick’s Sporting Goods, DSW, Kohl’s, Lowe’s, Marshalls, Old Navy, PetSmart
39	Naugatuck Valley Shopping Center	Hartford	Waterbury	CT	2003	2014	5%	BREDDR III	383	383	$12.01	Bob’s Stores, Staples, Stop & Shop, Walmart

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
40	Windsor Court	Hartford	Windsor	CT	1993	2007	100%		79	268	$18.76	Stop & Shop, Target (U)
41	Northpoint Shopping Center	Fort Myers	Cape Coral	FL	2008	2014	5%	BREDDR III	116	119	$13.06	Bed Bath & Beyond, Michaels, PetSmart
42	Cypress Trace	Fort Myers	Fort Myers	FL	2004	2007	15%	TIAA	276	276	$10.33	Bealls, Bealls Outlet, Ross Dress for Less, Stein Mart
43	Market Square	Fort Myers	Fort Myers	FL	2004	2007	15%	TIAA	119	406	$15.72	American Signature Furniture, Barnes & Noble (U), Cost Plus World Market (U), DSW, Michaels (U), Target (U), Total Wine & More
44	The Forum	Fort Myers	Fort Myers	FL	2008	2014	5%	BREDDR III	190	458	$16.82	Bed Bath & Beyond, Home Depot (U), Ross Dress for Less, Staples, Target (U)
45	Shoppes at Paradise Pointe	Fort Walton Beach	Fort Walton Beach	FL	2000	2007	20%	Manatee	84	84	$11.84	Publix
46	Melbourne Shopping Center	Melbourne	Melbourne	FL	1999	2007	20%	Manatee	229	229	$6.35	Big Lots, Publix
47	Aberdeen Square	Miami	Boynton Beach	FL	1990	2007	20%	Manatee	71	71	$10.55	Publix
48	Village Square at Golf	Miami	Boynton Beach	FL	2002	2007	20%	Manatee	135	135	$14.42	Publix
49	Sheridan Square	Miami	Dania	FL	1991	2007	20%	Manatee	67	67	$11.04	Walmart Neighborhood Market
50	Paraiso Plaza	Miami	Hialeah	FL	1997	2007	20%	Manatee	61	61	$16.77	Publix
51	Homestead Pavilion	Miami	Homestead	FL	2008	2008	100%		306	397	$17.47	Bed Bath & Beyond, hhgregg, Kohl’s (U), Michaels, Ross Dress for Less
52	Concourse Village	Miami	Jupiter	FL	2004	2015	5%	BREDDR IV	134	134	$16.25	Ross Dress for Less, T.J. Maxx
53	Plaza del Paraiso	Miami	Miami	FL	2003	2007	20%	Manatee	85	85	$15.67	Publix
54	The Shops at Midtown Miami	Miami	Miami	FL	2006	DEV	100%		467	467	$19.40	Dick’s Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
55	Fountains of Miramar	Miami	Miramar	FL	2005	2015	5%	BREDDR IV	139	251	$22.75	Home Depot (U), Marshalls, Ross Dress for Less
56	River Run	Miami	Miramar	FL	1989	2007	20%	Manatee	94	107	$13.35	Publix
57	Northlake Commons	Miami	Palm Beach Gardens	FL	2003	2007	20%	Manatee	124	245	$13.83	Home Depot (U), Jo-Ann, Ross Dress for Less
58	Flamingo Falls	Miami	Pembroke Pines	FL	2001	2007	20%	Manatee	109	148	$22.36	LA Fitness (U), The Fresh Market
59	The Fountains	Miami	Plantation	FL	2010	2007	100%		430	489	$16.10	Dick’s Sporting Goods, Jo-Ann, Kohl’s, Marshalls/HomeGoods, Total Wine & More
60	Midway Plaza	Miami	Tamarac	FL	1985	2007	20%	Manatee	228	228	$12.90	Publix, Ross Dress for Less
61	Tequesta Shoppes	Miami	Tequesta	FL	2014	2007	100%		110	110	$11.36	Marshalls
62	Carillon Place	Naples	Naples	FL	1994	1995	100%		268	283	$14.49	Bealls Outlet, hhgregg, OfficeMax, Ross Dress for Less, T.J. Maxx, Walmart Neighborhood Market
63	Countryside Shoppes	Naples	Naples	FL	1997	2007	20%	Manatee	74	74	$9.90	—
64	Crystal Springs	Ocala	Crystal River	FL	2001	2007	20%	Manatee	67	79	$11.43	Publix
65	Shoppes of Citrus Hills	Ocala	Hernando	FL	2003	2007	20%	Manatee	69	69	$11.18	Publix
66	Heather Island	Ocala	Ocala	FL	2005	2007	20%	Manatee	71	71	$11.14	Publix
67	Casselberry Commons	Orlando	Casselberry	FL	2010	2007	20%	Manatee	245	248	$11.92	Publix, Ross Dress for Less, Stein Mart, T.J. Maxx
68	Shoppes of Lake Mary	Orlando	Lake Mary	FL	2001	2007	15%	TIAA	74	279	$22.95	Publix (U), Staples, Target (U)
69	West Oaks Town Center	Orlando	Ocoee	FL	2000	2007	20%	Manatee	67	112	$15.97	Best Buy (U), Michaels
70	Chickasaw Trail Shopping Center	Orlando	Orlando	FL	1994	2007	20%	Manatee	75	81	$11.82	Publix
71	Conway Plaza	Orlando	Orlando	FL	1999	2007	20%	Manatee	118	118	$10.01	Publix
72	International Drive Value Center	Orlando	Orlando	FL	1995	2015	100%		186	192	$10.47	Bed Bath & Beyond, dd’s Discounts, Ross Dress for Less, T.J. Maxx
73	Lee Vista Promenade	Orlando	Orlando	FL	2016	DEV	100%		270	270	$17.81	Epic Theatres, HomeGoods, Michaels, Ross Dress for Less
74	Millenia Crossing	Orlando	Orlando	FL	2009	2015	5%	BREDDR IV	100	100	$28.77	Nordstrom Rack
75	Millenia Plaza	Orlando	Orlando	FL	2001	2015	100%		412	412	$11.00	BJ’s Wholesale Club, Dick’s Sporting Goods, Home Depot, Ross Dress for Less, Total Wine & More, Toys “R” Us/Babies “R” Us
76	Skyview Plaza	Orlando	Orlando	FL	1998	2007	20%	Manatee	263	263	$10.80	dd’s Discounts, Goodwill, Publix
77	Oviedo Park Crossing	Orlando	Oviedo	FL	1999	DEV	20%	Manatee	186	321	$11.09	Bed Bath & Beyond, Lowe’s (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
78	Winter Garden Village	Orlando	Winter Garden	FL	2007	2013	100%		758	1,127	$18.41	Bealls, Bed Bath & Beyond, Best Buy, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe’s (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
79	Bellview Plaza	Pensacola	Pensacola	FL	1984	2014	5%	BREDDR III	83	87	$9.58	Publix
80	Cordova Commons	Pensacola	Pensacola	FL	1972	2014	5%	BREDDR III	164	169	$15.82	Marshalls, Stein Mart, The Fresh Market
81	Tradewinds Shopping Center	Pensacola	Pensacola	FL	1985	2014	5%	BREDDR III	179	195	$10.11	Jo-Ann, T.J. Maxx/HomeGoods
82	Cortez Plaza	Sarasota	Bradenton	FL	2015	2007	100%		274	274	$11.92	Burlington, hhgregg, LA Fitness, PetSmart

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
83	Creekwood Crossing	Sarasota	Bradenton	FL	2001	2007	20%	Manatee	235	397	$11.31	Bealls, Bealls Outlet, Highland Park Furniture & Mattress Outlet, Big Lots, LA Fitness, Lowe’s (U)
84	Lakewood Ranch Plaza	Sarasota	Bradenton	FL	2001	2007	20%	Manatee	85	107	$13.39	Publix
85	Capital West	Tallahassee	Tallahassee	FL	2004	2003	100%		88	272	$8.45	Bealls Outlet, Walmart (U)
86	Killearn Shopping Center	Tallahassee	Tallahassee	FL	1980	2007	20%	Manatee	95	95	$13.66	Hobby Lobby
87	Southwood Village	Tallahassee	Tallahassee	FL	2003	2007	20%	Manatee	63	63	$13.34	Publix
88	Kmart Shopping Center	Tampa	Brandon	FL	2003	IPO	100%		232	232	$3.93	Kane Furniture, Kmart
89	Lake Brandon Village	Tampa	Brandon	FL	2014	2009	100%		292	454	$13.75	buybuy BABY, Jo-Ann, Lowe’s (U), Nordstrom Rack, PetSmart, Publix, Total Wine & More
90	Bardmoor Promenade	Tampa	Largo	FL	1991	2007	20%	Manatee	158	171	$13.88	Publix
91	Shoppes at Golden Acres	Tampa	New Port Richey	FL	2002	2007	20%	Manatee	131	131	$10.90	Publix
92	The Shoppes of Boot Ranch	Tampa	Palm Harbor	FL	1990	1995	100%		52	229	$23.89	Publix (U), Target (U)
93	Lake Walden Square	Tampa	Plant City	FL	2013	2007	100%		245	245	$11.67	Marshalls, Premiere Cinemas, Ross Dress for Less, Winn Dixie
94	Mariner Square	Tampa	Spring Hill	FL	1997	IPO	100%		194	519	$9.53	Bealls, Ross Dress for Less, Sam’s Club (U), Walmart (U)
95	Nature Coast Commons	Tampa	Spring Hill	FL	2009	2014	5%	BREDDR III	226	549	$16.63	Best Buy, JCPenney (U), PetSmart, Ross Dress for Less, Walmart (U)
96	New Tampa Commons	Tampa	Tampa	FL	2005	2007	100%		10	10	$32.35	—
97	North Pointe Plaza	Tampa	Tampa	FL	1990	IPO	20%	Manatee	108	226	$13.83	Publix, Walmart (U)
98	The Walk at Highwoods Preserve	Tampa	Tampa	FL	2001	2007	100%		138	232	$16.09	Best Buy, HomeGoods, Michaels, Muvico (U)
99	Tarpon Square	Tampa	Tarpon Springs	FL	1998	IPO	100%		115	199	$12.82	Bealls Outlet, Big Lots, Staples, Walmart (U)
100	Brandon Boulevard Shoppes	Tampa	Valrico	FL	2012	2007	100%		86	89	$15.41	LA Fitness
101	Shoppes at Lithia	Tampa	Valrico	FL	2003	2007	20%	Manatee	71	71	$15.89	Publix
102	The Shoppes at New Tampa	Tampa	Wesley Chapel	FL	2002	2007	20%	Manatee	159	188	$13.69	Bealls, Office Depot (U), Publix
103	Century Town Center	Vero Beach	Vero Beach	FL	2008	2014	5%	BREDDR III	107	117	$14.11	Marshalls/HomeGoods
104	Brookhaven Plaza	Atlanta	Atlanta	GA	1993	2007	20%	SAU	70	70	$19.77	Stein Mart
105	Cascade Corners	Atlanta	Atlanta	GA	1993	2007	20%	SAU	67	67	$6.99	Kroger
106	Cascade Crossing	Atlanta	Atlanta	GA	1994	2007	20%	SAU	63	63	$10.19	Publix
107	Perimeter Pointe	Atlanta	Atlanta	GA	2002	1995	100%		353	353	$17.13	Babies “R” Us, Dick’s Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas, Stein Mart
108	Marketplace at Millcreek	Atlanta	Buford	GA	2003	2007	15%	TIAA	402	533	$12.75	2nd & Charles, Bed Bath & Beyond, Burlington, Costco (U), DSW, Marshalls, Michaels, PetSmart, REI, Ross Dress for Less, Stein Mart
109	Hickory Flat Village	Atlanta	Canton	GA	2000	2007	20%	SAU	74	88	$12.89	Publix
110	Riverstone Plaza	Atlanta	Canton	GA	1998	2007	20%	Manatee	308	335	$11.83	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
111	Cumming Marketplace	Atlanta	Cumming	GA	1999	2003	100%		311	717	$12.42	ApplianceSmart, Home Depot (U), Lowe’s, Michaels, OfficeMax, Walmart (U)
112	Cumming Town Center	Atlanta	Cumming	GA	2007	2013	100%		311	311	$15.32	Ashley Furniture HomeStore, Best Buy, Dick’s Sporting Goods, Staples, T.J. Maxx/HomeGoods
113	Sharon Greens	Atlanta	Cumming	GA	2001	2007	20%	Manatee	98	101	$11.66	Kroger
114	Flat Shoals Crossing	Atlanta	Decatur	GA	1994	2007	20%	SAU	70	70	$10.27	Publix
115	Hairston Crossing	Atlanta	Decatur	GA	2002	2007	20%	Manatee	58	58	$11.76	Publix
116	Douglasville Pavilion	Atlanta	Douglasville	GA	1998	2007	100%		267	370	$11.70	Big Lots, Marshalls, Michaels, OfficeMax, PetSmart, Ross Dress for Less, Target (U)
117	Market Square	Atlanta	Douglasville	GA	1990	2007	20%	Manatee	125	125	$10.25	Bargain Hunt
118	Camp Creek Marketplace	Atlanta	East Point	GA	2003	2014	5%	BREDDR III	424	719	$15.81	Beauty Master, BJ’s Wholesale Club, Lowe’s (U), Marshalls, Ross Dress for Less, Staples, T.J. Maxx, Target (U)
119	Paradise Shoppes of Ellenwood	Atlanta	Ellenwood	GA	2003	2007	20%	Manatee	68	68	$11.07	—
120	Fayette Pavilion	Atlanta	Fayetteville	GA	2002	2007	15%	TIAA	1,242	1,506	$9.31	Bealls Outlet, Bed Bath & Beyond, Belk, Big Lots, Cinemark, Dick’s Sporting Goods, Forever 21, hhgregg, Hobby Lobby, Home Depot (U), Jo-Ann, Kohl’s, Marshalls, PetSmart, Publix, Ross Dress for Less, Target (U), Toys “R” Us/Babies “R” Us, Walmart
121	Clearwater Crossing	Atlanta	Flowery Branch	GA	2003	2007	20%	Manatee	91	91	$12.16	Kroger
122	Stonebridge Village	Atlanta	Flowery Branch	GA	2008	2014	5%	BREDDR III	157	504	$16.67	Home Depot (U), Kohl’s (U), PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
123	Barrett Pavilion	Atlanta	Kennesaw	GA	1998	2007	15%	TIAA	459	584	$15.50	AMC Theatres, Bealls Outlet, buybuy BABY, hhgregg, Jo-Ann, Old Navy, Ozone Billiards, REI, Target (U), Total Wine & More

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
124	CVS	Atlanta	Lawrenceville	GA	2008	2014	5%	BREDDR III	13	13	$28.18	—
125	Towne Center Prado	Atlanta	Marietta	GA	2002	1995	100%		287	327	$13.07	Publix, Ross Dress for Less, Stein Mart
126	Shoppes at Lake Dow	Atlanta	McDonough	GA	2002	2007	20%	Manatee	73	97	$12.45	Publix
127	Newnan Crossing	Atlanta	Newnan	GA	1995	2003	100%		223	453	$8.50	Hobby Lobby, Lowe’s, Walmart (U)
128	Newnan Pavilion	Atlanta	Newnan	GA	2013	2007	15%	TIAA	468	468	$8.08	Academy Sports, Aldi, Home Depot, Kohl’s, PetSmart, Ross Dress for Less, Sky Zone Trampoline Park
129	Sandy Plains Village	Atlanta	Roswell	GA	2013	2007	100%		174	174	$10.84	Movie Tavern, Walmart Neighborhood Market
130	Heritage Pavilion	Atlanta	Smyrna	GA	1995	2007	15%	TIAA	256	256	$13.84	American Signature Furniture, Marshalls, PetSmart, Ross Dress for Less, T.J. Maxx
131	Presidential Commons	Atlanta	Snellville	GA	2000	2007	100%		376	376	$11.37	buybuy BABY, Home Depot, Jo-Ann, Kroger, Stein Mart
132	Deshon Plaza	Atlanta	Stone Mountain	GA	1994	2007	20%	SAU	64	64	$11.28	Publix
133	Johns Creek Town Center	Atlanta	Suwanee	GA	2004	2003	100%		293	293	$13.89	Kohl’s, Michaels, PetSmart, Sprouts Farmers Market, Staples, Stein Mart
134	Cofer Crossing	Atlanta	Tucker	GA	2003	2003	20%	Manatee	136	278	$8.58	HomeGoods, Kroger, Walmart (U)
135	Woodstock Square	Atlanta	Woodstock	GA	2001	2007	15%	TIAA	219	400	$14.31	Kohl’s, OfficeMax, Old Navy, Target (U)
136	Glynn Isles	Brunswick	Brunswick	GA	2007	2014	5%	BREDDR III	193	517	$15.74	Ashley Furniture HomeStore (U), Dick’s Sporting Goods, Lowe’s (U), Michaels, Office Depot, PetSmart, Ross Dress for Less, Target (U)
137	Eisenhower Crossing	Macon	Macon	GA	2002	2007	15%	TIAA	420	722	$10.86	Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy (U), Home Depot (U), Kroger, Marshalls, Michaels, Old Navy, Ross Dress for Less, Staples, Target (U)
138	Crossroads Marketplace	Warner Robins	Warner Robins	GA	2008	2014	5%	BREDDR III	79	295	$13.66	Bed Bath & Beyond, Best Buy, Kohl’s (U), Kroger (U), Toys “R” Us (U)
139	Warner Robins Place	Warner Robins	Warner Robins	GA	1997	2003	100%		119	482	$13.49	Lowe’s (U), T.J. Maxx, Walmart (U)
140	Meridian Crossroads	Boise	Meridian	ID	2004	DEV	100%		527	731	$15.06	Ashley Furniture HomeStore, Bed Bath & Beyond, Craft Warehouse, Office Depot, Old Navy, Ross Dress for Less, Sportsman’s Warehouse, Walmart (U)
141	Nampa Gateway Center	Boise	Nampa	ID	2008	DEV	100%		471	496	$5.04	Circustrix, Edwards Theatres, Idaho Athletic Club, JCPenney
142	3030 North Broadway	Chicago	Chicago	IL	2016	2017	100%		132	132	$34.35	Mariano’s, XSport Fitness
143	Kingsbury Center	Chicago	Chicago	IL	2012	2014	5%	BREDDR III	53	53	$30.16	buybuy BABY
144	The Maxwell	Chicago	Chicago	IL	2014	2014	100%		240	240	$26.45	Burlington, Dick’s Sporting Goods, Nordstrom Rack, T.J. Maxx
145	Deer Park Town Center	Chicago	Deer Park	IL	2004	DEV	50%	Other	356	406	$31.44	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
146	Hillside Town Center	Chicago	Hillside	IL	2009	2014	5%	BREDDR III	165	365	$16.16	HomeGoods, Michaels, Ross Dress for Less, Target (U)
147	The Shops at Fox River	Chicago	McHenry	IL	2006	DEV	100%		341	444	$13.40	Bed Bath & Beyond, Best Buy, Dick’s Sporting Goods, JCPenney (U), PetSmart, Ross Dress for Less, T.J. Maxx
148	Prairie Market	Chicago	Oswego	IL	2007	2014	5%	BREDDR III	113	679	$22.08	Aldi, Best Buy (U), Dick’s Sporting Goods (U), Hobby Lobby (U), Kohl’s (U), PetSmart, Walmart (U)
149	Woodfield Village Green	Chicago	Schaumburg	IL	2015	1995	100%		526	692	$19.72	At Home, Bloomingdale’s the Outlet Store, Container Store, Costco (U), hhgregg, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Trader Joe’s
150	Village Crossing	Chicago	Skokie	IL	1989	2007	15%	TIAA	449	449	$21.30	AMC Theatres, Barnes & Noble, Bed Bath & Beyond, Best Buy, Michaels, OfficeMax, PetSmart
151	Brookside Marketplace	Chicago	Tinley Park	IL	2013	2012	100%		317	602	$15.24	Best Buy, Dick’s Sporting Goods, HomeGoods, Kohl’s (U), Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
152	Highland Grove Shopping Center	Chicago	Highland	IN	2001	2007	20%	Manatee	312	541	$14.13	Best Buy (U), Dick’s Sporting Goods (U), hhgregg (U), Kohl’s, Marshalls, Michaels, Target (U)
153	East Lloyd Commons	Evansville	Evansville	IN	2005	2007	100%		160	160	$14.72	Best Buy, Gordmans, Michaels
154	Northland Square	Cedar Rapids	Cedar Rapids	IA	1984	1998	100%		187	207	$12.01	Barnes & Noble, Kohl’s, OfficeMax, T.J. Maxx
155	Merriam Village	Kansas City	Merriam	KS	2005	2004	100%		418	921	$13.39	Cinemark, Dick’s Sporting Goods, Hen House Market, Hobby Lobby, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart
156	Duvall Village	Balt-Wash DC	Bowie	MD	1998	2007	100%		88	88	$22.70	—
157	Harundale Plaza	Balt-Wash DC	Glen Burnie	MD	1999	2007	20%	Manatee	218	218	$9.65	Burlington, HomeGoods, Regency Furniture
158	Largo Town Center	Balt-Wash DC	Upper Marlboro	MD	1991	2007	20%	Manatee	277	281	$17.06	Marshalls, Regency Furniture, Shoppers Food Warehouse
159	Costco Plaza	Balt-Wash DC	White Marsh	MD	1992	2007	15%	TIAA	210	335	$7.53	Big Lots, Costco, Home Depot (U), Pep Boys, PetSmart
160	The Commons	Salisbury	Salisbury	MD	1999	DEV	100%		130	350	$14.38	Best Buy, Home Depot (U), Michaels, Target (U)
161	Gateway Center	Boston	Everett	MA	2001	DEV	100%		354	640	$16.18	Babies “R” Us, Costco (U), Home Depot, Michaels, Old Navy, Target (U), Total Wine & More
162	Shoppers World	Boston	Framingham	MA	1994	1995	100%		783	783	$24.39	A.C. Moore, AMC Theatres, Babies “R” Us, Barnes & Noble, Best Buy, Bob’s Stores, DSW, Kohl’s, Macy’s Furniture Gallery, Marshalls, Nordstrom Rack, PetSmart, T.J. Maxx, TJX/Sierra Trading Post, Toys “R” Us
163	Riverdale Shops	Springfield	West Springfield	MA	2003	2007	20%	Manatee	274	274	$13.97	Kohl’s, Stop & Shop

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
164	Fairlane Green	Detroit	Allen Park	MI	2005	2014	5%	BREDDR III	270	401	$19.31	Barnes & Noble, Bed Bath & Beyond, Home Depot (U), Meijer (U), Michaels, T.J. Maxx, Target (U)
165	Waterside Marketplace	Detroit	Chesterfield	MI	2007	2014	5%	BREDDR III	291	547	$13.25	Bed Bath & Beyond, Best Buy, Dick’s Sporting Goods, JCPenney (U), Jo-Ann, Lowe’s (U), T.J. Maxx
166	Green Ridge Square	Grand Rapids	Grand Rapids	MI	1995	1995	100%		216	407	$13.53	Bed Bath & Beyond, Best Buy, Michaels, T.J. Maxx, Target (U), Toys “R” Us (U)
167	Grandville Marketplace	Grand Rapids	Grandville	MI	2003	2003	100%		224	372	$10.91	Gander Mountain, Hobby Lobby, Lowe’s (U), OfficeMax
168	The Marketplace at Delta Township	Lansing	Lansing	MI	2013	2003	100%		174	545	$14.14	Lowe’s (U), Michaels, PetSmart, Staples, Walmart (U)
169	Telegraph Plaza	Monroe	Monroe	MI	2005	2014	5%	BREDDR III	141	141	$9.97	Kohl’s, Lowe’s (U), PetSmart, T.J. Maxx
170	Valley Center	Saginaw	Saginaw	MI	1994	2014	5%	BREDDR III	409	419	$9.75	Babies “R” Us, Barnes & Noble, Burlington, Dick’s Sporting Goods, DSW, Michaels, PetSmart, T.J. Maxx
171	Riverdale Village	Minneapolis	Coon Rapids	MN	2003	DEV	100%		788	969	$13.11	Bed Bath & Beyond, Best Buy, Costco (U), Dick’s Sporting Goods, DSW, JCPenney, Jo-Ann, Kohl’s, Old Navy, T.J. Maxx
172	Maple Grove Crossing	Minneapolis	Maple Grove	MN	2002	1996	100%		262	350	$12.80	Barnes & Noble, Bed Bath & Beyond, Cub Foods (U), Kohl’s, Michaels
173	Midway Marketplace	Minneapolis	St. Paul	MN	1995	1997	100%		324	487	$8.64	Cub Foods, Herberger’s (U), LA Fitness, T.J. Maxx, Walmart
174	Crossroads Center	Gulfport	Gulfport	MS	1999	2003	100%		555	591	$11.65	Academy Sports, Barnes & Noble, Belk, Burke’s Outlet, Cinemark, Forever 21, Michaels, Ross Dress for Less, T.J. Maxx
175	Big Oaks Crossing	Tupelo	Tupelo	MS	1992	1994	100%		348	348	$6.12	Jo-Ann, Sam’s Club, Walmart
176	Independence Commons	Kansas City	Independence	MO	1999	1995	100%		386	403	$14.82	AMC Theatres, Barnes & Noble, Best Buy, Kohl’s, Marshalls, Ross Dress for Less
177	Jefferson County Plaza	St Louis	Arnold	MO	2002	DEV	100%		42	290	$10.49	Home Depot (U), Target (U), Xist Fitness
178	The Promenade at Brentwood	St Louis	Brentwood	MO	1998	1998	100%		338	338	$15.04	Bed Bath & Beyond, Micro Center, PetSmart, Target, Trader Joe’s
179	Del Monte Plaza	Reno	Reno	NV	1988	2014	5%	BREDDR III	83	177	$17.48	Macy’s Furniture Gallery (U), Sierra Trading Post, Whole Foods
180	Seabrook Commons	Boston	Seabrook	NH	2014	DEV	100%		175	393	$18.55	Dick’s Sporting Goods, Walmart (U)
181	Hamilton Commons	Atlantic City	Mays Landing	NJ	2001	2004	100%		397	397	$17.41	Bed Bath & Beyond, hhgregg, Marshalls, Regal Cinemas, Ross Dress for Less
182	Wrangleboro Consumer Square	Atlantic City	Mays Landing	NJ	1997	2004	100%		842	842	$13.16	Babies “R” Us, Best Buy, BJ’s Wholesale Club, Books-A-Million, Christmas Tree Shops, Dick’s Sporting Goods, Just Cabinets, Kohl’s, Michaels, PetSmart, Staples, Target
183	East Hanover Plaza	New York	East Hanover	NJ	1994	2007	100%		98	359	$20.47	Costco (U), HomeGoods, Target (U)
184	Edgewater Towne Center	New York	Edgewater	NJ	2000	2007	100%		78	78	$25.10	Whole Foods
185	Freehold Marketplace	New York	Freehold	NJ	2005	DEV	100%		30	368	$30.56	Sam’s Club (U), Walmart (U)
186	Lewandowski Commons	New York	Lyndhurst	NJ	1998	2007	20%	SAU	78	78	$22.72	Stop & Shop
187	Route 22 Retail Center	New York	Union	NJ	1997	2007	100%		112	237	$18.61	Babies “R” Us, Dick’s Sporting Goods, Target (U)
188	Consumer Centre	New York	West Long Branch	NJ	1993	2004	100%		292	292	$13.15	buybuy BABY, Home Depot, PetSmart
189	West Falls Plaza	New York	Woodland Park	NJ	1995	2007	20%	Manatee	89	89	$20.84	—
190	Crossroads Plaza	Philadelphia	Lumberton	NJ	2003	2007	20%	Manatee	100	215	$18.28	Lowe’s (U), ShopRite
191	Hamilton Marketplace	Trenton	Hamilton	NJ	2004	2003	100%		532	960	$17.92	Barnes & Noble, Bed Bath & Beyond, BJ’s Wholesale Club (U), Kohl’s, Lowe’s (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)
192	Nassau Park Pavilion	Trenton	Princeton	NJ	2005	1997	100%		609	1,117	$16.57	Babies “R” Us, Best Buy, buybuy BABY, Dick’s Sporting Goods, Home Depot (U), HomeGoods, Michaels, PetSmart, Sam’s Club (U), Target (U), Walmart (U), Wegmans
193	Southern Tier Crossing	Elmira	Horseheads	NY	2008	DEV	100%		175	523	$15.92	Aldi (U), Dick’s Sporting Goods, Jo-Ann, Kohl’s (U), Walmart (U)
194	The Hub	New York	Hempstead	NY	2001	2015	5%	BREDDR IV	249	249	$14.02	Home Depot, Super Stop & Shop
195	Belgate Shopping Center	Charlotte	Charlotte	NC	2013	DEV	100%		262	883	$13.56	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)
196	Carolina Pavilion	Charlotte	Charlotte	NC	1997	2012	100%		726	871	$13.53	AMC Theatres, Babies “R” Us, Bed Bath & Beyond, Big Lots, buybuy BABY, Conn’s, hhgregg, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Sears Outlet, Target (U), Value City Furniture
197	Cotswold Village	Charlotte	Charlotte	NC	2013	2011	100%		261	261	$22.26	Harris Teeter, Marshalls, PetSmart
198	The Shops at the Fresh Market	Charlotte	Cornelius	NC	2001	2007	100%		130	130	$11.44	Stein Mart, The Fresh Market
199	Birkdale Village	Charlotte	Huntersville	NC	2003	2007	15%	TIAA	299	387	$26.67	Barnes & Noble, Dick’s Sporting Goods, Regal Cinemas (U)
200	Rosedale Shopping Center	Charlotte	Huntersville	NC	2000	2007	20%	Manatee	119	119	$17.15	Harris Teeter
201	Mooresville Consumer Square	Charlotte	Mooresville	NC	2006	2004	100%		472	579	$8.79	Amstar Entertainment 14 (U), Gander Mountain, Ollie’s Bargain Outlet, Planet Fitness, Walmart
202	Winslow Bay Commons	Charlotte	Mooresville	NC	2003	2007	15%	TIAA	268	442	$14.21	Dick’s Sporting Goods, HomeGoods, Michaels, Ross Dress for Less, T.J. Maxx, Target (U)
203	Fayetteville Pavilion	Fayetteville	Fayetteville	NC	2001	2007	20%	Manatee	274	274	$12.36	Christmas Tree Shops, Dick’s Sporting Goods, Food Lion, Marshalls, Michaels, PetSmart

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
204	Wendover Village	Greensboro	Greensboro	NC	2004	2007	100%		36	171	$31.43	Costco (U)
205	Shoppes at Oliver’s Crossing	Greensboro	Winston Salem	NC	2003	2007	20%	Manatee	77	77	$13.35	Lowes Foods
206	Walmart	Greensboro	Winston Salem	NC	1998	2007	100%		205	205	$6.85	Walmart
207	Beaver Creek Crossings	Raleigh	Apex	NC	2006	DEV	100%		321	321	$16.57	Burke’s Outlet, Dick’s Sporting Goods, Regal Beaver Creek 12, T.J. Maxx
208	Meadowmont Village	Raleigh	Chapel Hill	NC	2002	2007	20%	Manatee	132	132	$21.75	Harris Teeter
209	Clayton Corners	Raleigh	Clayton	NC	1999	2007	20%	Manatee	126	126	$12.22	Lowes Foods
210	Sexton Commons	Raleigh	Fuquay Varina	NC	2002	2007	20%	Manatee	49	49	$17.33	Harris Teeter
211	Alexander Place	Raleigh	Raleigh	NC	2004	2007	15%	TIAA	198	408	$16.15	hhgregg, Kohl’s, Walmart (U)
212	Capital Crossing	Raleigh	Raleigh	NC	1995	2007	100%		83	463	$9.89	At Home (U), Conn’s, Lowe’s (U), PetSmart (U), Sam’s Club (U), Staples
213	Poyner Place	Raleigh	Raleigh	NC	2012	2012	100%		254	435	$16.49	Cost Plus World Market, Old Navy, Ross Dress for Less, Target (U), Toys “R” Us/Babies “R” Us
214	University Centre	Wilmington	Wilmington	NC	2001	IPO	100%		418	525	$10.84	Bed Bath & Beyond, Lowe’s, Old Navy, Ollie’s Bargain Outlet, Ross Dress for Less, Sam’s Club (U)
215	CVS	Bellevue	Bellevue	OH	1998	2014	5%	BREDDR III	10	10	$14.46	—
216	Walmart	Canton	Alliance	OH	1998	2007	100%		200	200	$5.95	Walmart
217	Kenwood Square	Cincinnati	Cincinnati	OH	2008	2013	100%		432	466	$19.00	Dick’s Sporting Goods, Macy’s Furniture Gallery, T.J. Maxx, The Fresh Market, Toys “R” Us/Babies “R” Us
218	Western Hills Square	Cincinnati	Cincinnati	OH	1998	2014	5%	BREDDR III	34	258	$12.67	Kroger (U), PetSmart, Walmart (U)
219	Waterstone Center	Cincinnati	Mason	OH	1998	2014	100%		158	430	$15.39	Barnes & Noble, Bassett Home Furnishings, Best Buy, Costco (U), Michaels, Target (U)
220	Macedonia Commons	Cleveland	Macedonia	OH	1994	1994	100%		312	604	$14.46	Cinemark, Hobby Lobby, Home Depot (U), Kohl’s, Walmart (U)
221	Belden Park Crossings	Cleveland	North Canton	OH	2003	DEV	100%		481	596	$12.84	Dick’s Sporting Goods, DSW, Jo-Ann, Kohl’s, PetSmart, Target (U), Value City Furniture
222	Great Northern Plazas	Cleveland	North Olmsted	OH	2013	1997	100%		631	669	$13.94	Bed Bath & Beyond, Best Buy, Big Lots, Burlington, DSW, Home Depot, Jo-Ann, K&G Fashion Superstore, Marc’s, PetSmart
223	Uptown Solon	Cleveland	Solon	OH	1998	DEV	100%		182	182	$16.39	Bed Bath & Beyond, Mustard Seed Market & Cafe
224	Stow Community Center	Cleveland	Stow	OH	2008	DEV	100%		401	503	$11.15	Bed Bath & Beyond, Giant Eagle, Hobby Lobby, Kohl’s, OfficeMax, Target (U)
225	West Bay Plaza	Cleveland	Westlake	OH	2000	IPO	100%		162	162	$14.82	Marc’s
226	Easton Market	Columbus	Columbus	OH	2013	1998	100%		508	559	$15.98	Bed Bath & Beyond, buybuy BABY, DSW, Michaels, Nordstrom Rack, PetSmart, Staples, T.J. Maxx, Value City Furniture
227	Hilliard Rome Commons	Columbus	Columbus	OH	2001	2007	20%	Manatee	111	111	$14.54	—
228	Lennox Town Center	Columbus	Columbus	OH	1997	1998	50%	Other	374	374	$12.08	AMC Theatres, Barnes & Noble, Staples, Target
229	Polaris Towne Center	Columbus	Columbus	OH	1999	2011	100%		458	730	$16.61	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe’s (U), OfficeMax, T.J. Maxx, Target (U)
230	Sun Center	Columbus	Columbus	OH	1995	1998	79%	Other	316	358	$14.15	Ashley Furniture HomeStore, Babies “R” Us, Michaels, Staples, Stein Mart, Whole Foods
231	Perimeter Center	Columbus	Dublin	OH	1996	1998	100%		136	136	$16.40	Giant Eagle
232	Derby Square	Columbus	Grove City	OH	1992	1998	20%	Manatee	125	134	$10.95	Giant Eagle
233	Powell Center	Columbus	Lewis Center	OH	2000	2014	5%	BREDDR III	202	233	$13.36	Giant Eagle, HomeGoods, Marshalls, Michaels
234	North Heights Plaza	Dayton	Huber Heights	OH	1990	1993	100%		182	295	$12.10	Bed Bath & Beyond (U), Big Lots, Dick’s Sporting Goods, hhgregg, Hobby Lobby (U), Sears Outlet (U)
235	Shoppes On South Main	Toledo	Bowling Green	OH	1978	2014	5%	BREDDR III	111	222	$10.93	Home Depot (U), T.J. Maxx
236	North Towne Commons	Toledo	Toledo	OH	1995	2004	100%		80	295	—	Kroger (U), T.J. Maxx (U), Target (U)
237	Springfield Commons	Toledo	Toledo	OH	1999	DEV	20%	Manatee	272	272	$11.34	Babies “R” Us, Bed Bath & Beyond, Gander Mountain, Kohl’s, Old Navy
238	Gresham Station	Portland	Gresham	OR	2000	2016	100%		339	339	$19.62	Bed Bath & Beyond, Best Buy, Craft Warehouse, LA Fitness
239	Tanasbourne Town Center	Portland	Portland	OR	2001	1996	100%		310	571	$20.29	Barnes & Noble, Bed Bath & Beyond, Best Buy (U), Michaels, Nordstrom Rack (U), Office Depot, Ross Dress for Less, Target (U)
240	West Valley Marketplace	Allentown	Allentown	PA	2004	2003	100%		259	268	$10.95	Walmart
241	Southmont Plaza	Allentown	Easton	PA	2004	2015	5%	BREDDR IV	251	386	$15.58	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick’s Sporting Goods, Lowe’s (U), Michaels, Staples
242	Peach Street Marketplace	Erie	Erie	PA	2012	DEV	100%		718	998	$9.98	Babies “R” Us, Bed Bath & Beyond, Best Buy (U), Burlington, Cinemark, Erie Sports, hhgregg, Hobby Lobby, Home Depot (U), Kohl’s, Lowe’s, Marshalls, PetSmart, Target (U)
243	Silver Spring Square	Harrisburg	Mechanicsburg	PA	2001	2013	100%		343	569	$17.66	Bed Bath & Beyond, Best Buy, Kohl’s (U), Ross Dress for Less, Target (U), Wegmans
244	Ashbridge Square	Philadelphia	Downingtown	PA	1999	2015	5%	BREDDR IV	386	386	$10.87	Best Buy, Christmas Tree Shops, Home Depot, Jo-Ann, Staples
245	Noble Town Center	Philadelphia	Jenkintown	PA	1999	2014	100%		168	168	$15.89	AFC Fitness, Bed Bath & Beyond, PetSmart, Ross Dress for Less, Stein Mart

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
246	Overlook at King of Prussia	Philadelphia	King Of Prussia	PA	2002	2007	15%	TIAA	193	193	$30.29	Best Buy, United Artists Theatre
247	Widewater Commons	Uniontown	Uniontown	PA	2008	2014	5%	BREDDR III	47	171	$14.18	PetSmart, Target (U)
248	Plaza Isabela	Aguadilla-Isabela	Isabela	PR	1994	2005	100%		259	259	$15.81	Selectos Supermarket, Walmart
249	Plaza Fajardo	Fajardo	Fajardo	PR	2013	2005	100%		274	274	$17.80	Econo, Walmart
250	Plaza Walmart	Guayama	Guayama	PR	1994	2005	100%		164	164	$9.39	Walmart
251	Plaza del Oeste	San German	San German	PR	1991	2005	100%		234	234	$12.68	Econo, Kmart, Pep Boys
252	Plaza del Atlántico	San Juan	Arecibo	PR	1993	2005	100%		223	223	$12.17	Capri Del Atlantico, Kmart
253	Plaza del Sol	San Juan	Bayamon	PR	2014	2005	100%		612	724	$32.45	Bed Bath & Beyond, Caribbean Cinemas, H & M, Home Depot (U), Old Navy, Walmart
254	Plaza Río Hondo	San Juan	Bayamon	PR	2015	2005	100%		555	555	$26.19	Best Buy, Caribbean Cinemas, Kmart, Marshalls Mega Store, Pueblo, T.J. Maxx
255	Rexville Plaza	San Juan	Bayamon	PR	2012	2005	100%		131	131	$16.66	Marshalls, Tiendas Capri
256	Plaza Escorial	San Juan	Carolina	PR	1997	2005	100%		524	636	$16.28	Caribbean Cinemas, Home Depot (U), OfficeMax, Old Navy, Sam’s Club, Walmart
257	Plaza Cayey	San Juan	Cayey	PR	2004	2005	100%		313	339	$9.61	Caribbean Cinemas (U), Walmart
258	Plaza del Norte	San Juan	Hatillo	PR	2012	2005	100%		682	699	$17.84	Caribbean Cinemas, JCPenney, OfficeMax, Rooms To Go, Sears, T.J. Maxx, Toys “R” Us/Babies “R” Us
259	Plaza Palma Real	San Juan	Humacao	PR	1995	2005	100%		449	449	$16.82	Capri, JCPenney, Marshalls, Pep Boys, Walmart
260	Señorial Plaza	San Juan	Rio Piedras	PR	2010	2005	100%		202	202	$17.79	Pueblo
261	Plaza Vega Baja	San Juan	Vega Baja	PR	1990	2005	100%		185	185	$12.03	Econo
262	Warwick Center	Providence	Warwick	RI	2004	2007	15%	TIAA	153	153	$19.14	Barnes & Noble, Dick’s Sporting Goods, DSW
263	Ashley Crossing	Charleston	Charleston	SC	2011	2003	100%		208	217	$9.78	Food Lion, Jo-Ann, Kohl’s, Marshalls
264	Wando Crossing	Charleston	Mount Pleasant	SC	2000	1995	100%		205	326	$13.55	Marshalls, Michaels, Office Depot, T.J. Maxx, Walmart (U)
265	Columbiana Station	Columbia	Columbia	SC	2003	2007	15%	TIAA	375	436	$15.14	buybuy BABY, Columbia Grand Theatre (U), Dick’s Sporting Goods, hhgregg, Michaels, PetSmart
266	Harbison Court	Columbia	Columbia	SC	2015	2002	100%		242	301	$14.75	Babies “R” Us (U), Marshalls, Nordstrom Rack, Ross Dress for Less
267	Midtowne Park	Greenville	Anderson	SC	2008	2014	5%	BREDDR III	167	174	$11.64	Dick’s Sporting Goods, Kohl’s, Staples
268	Hobby Lobby Center	Greenville	Greenville	SC	2004	2014	5%	BREDDR III	69	268	$8.92	Hobby Lobby, Walmart (U)
269	The Point	Greenville	Greenville	SC	2005	2007	20%	SAU	104	104	$16.92	REI, Whole Foods
270	Walmart	Greenville	Greenville	SC	1998	2007	100%		200	200	$6.36	Walmart
271	Fairview Station	Greenville	Simpsonville	SC	1990	1994	100%		153	153	$6.69	Ingles, Kohl’s
272	The Plaza at Carolina Forest	Myrtle Beach	Myrtle Beach	SC	1999	2007	20%	SAU	140	140	$13.14	Kroger
273	Pavilion of Turkey Creek	Knoxville	Knoxville	TN	2001	2007	15%	TIAA	277	658	$14.69	DSW, Hobby Lobby, OfficeMax, Old Navy, Ross Dress for Less, Target (U), Walmart (U)
274	Town & Country Commons	Knoxville	Knoxville	TN	1997	2007	15%	TIAA	655	655	$10.88	Best Buy, Conn’s, Dick’s Sporting Goods, Jo-Ann, Knoxville 16, Lowe’s, Staples, Tuesday Morning
275	American Way	Memphis	Memphis	TN	1988	2007	20%	SAU	110	110	$7.85	—
276	Crossroads Square	Morristown	Morristown	TN	2004	2007	20%	SAU	70	95	$6.42	Bargain Hunt, OfficeMax (U)
277	Cool Springs Pointe	Nashville	Brentwood	TN	2004	2000	100%		198	198	$15.86	Best Buy, Ross Dress for Less, Royal Furniture
278	Lowe’s Home Improvement	Nashville	Hendersonville	TN	1999	2003	100%		129	141	$8.83	Lowe’s
279	Bellevue Place	Nashville	Nashville	TN	2003	2007	15%	TIAA	77	192	$12.70	Bed Bath & Beyond, Home Depot (U), Michaels
280	Kyle Crossing	Austin	Kyle	TX	2010	DEV	100%		121	375	$19.16	Kohl’s (U), Ross Dress for Less, Target (U)
281	Kyle Marketplace	Austin	Kyle	TX	2007	2014	5%	BREDDR III	226	226	$16.01	H-E-B Plus!
282	McAlister Square	Dallas	Burleson	TX	2007	2014	5%	BREDDR III	169	169	$11.01	Academy Sports, Party City
283	Cedar Hill Village	Dallas	Cedar Hill	TX	2002	2014	5%	BREDDR III	44	150	$18.16	24 Hour Fitness, JCPenney (U)
284	Eastchase Market	Dallas-FTW	Fort Worth	TX	1997	2014	5%	BREDDR III	262	420	$11.21	Aldi (U), AMC Theatres, Burke’s Outlet, Marshalls, Ross Dress for Less, Spec’s Wine, Spirits & Finer Foods, Target (U)
285	The Marketplace at Highland Village	Dallas-FTW	Highland Village	TX	2007	2013	100%		207	439	$16.95	DSW, LA Fitness, Petco, T.J. Maxx/HomeGoods, Walmart (U)
286	MacArthur Marketplace	Dallas-FTW	Irving	TX	2004	2003	100%		252	602	$9.82	Hollywood Theatres, Kohl’s, Sam’s Club (U), Walmart (U)
287	The Marketplace at Towne Centre	Dallas-FTW	Mesquite	TX	2001	2003	100%		174	399	$15.83	Cavender’s (U), Home Depot (U), Kohl’s (U), Michaels, PetSmart, Ross Dress for Less
288	Greenway Commons	Houston	Houston	TX	2008	2014	5%	BREDDR III	253	258	$19.24	Costco, LA Fitness

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
289	Willowbrook Plaza	Houston	Houston	TX	2014	2015	100%		385	393	$15.43	AMC Theatres, Bed Bath & Beyond, Bel Furniture, buybuy BABY, Cost Plus World Market
290	Bandera Pointe	San Antonio	San Antonio	TX	2002	DEV	100%		500	851	$13.30	Barnes & Noble, Gold’s Gym, Jo-Ann, Kohl’s (U), Lowe’s, Old Navy, PetSmart, Ross Dress for Less, Spec’s Wine, Spirits & Finer Foods (U), T.J. Maxx, Target (U)
291	Terrell Plaza	San Antonio	San Antonio	TX	2012	2007	100%		108	243	$19.30	Ross Dress for Less, Target (U)
292	Village at Stone Oak	San Antonio	San Antonio	TX	2007	DEV	100%		448	623	$20.75	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)
293	Fortuna Center Plaza	Balt-Wash DC	Dumfries	VA	2006	2013	100%		105	232	$15.99	Shoppers Food Warehouse, Target (U)
294	Fairfax Towne Center	Balt-Wash DC	Fairfax	VA	1994	1995	100%		253	253	$19.77	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
295	Springfield Center	Balt-Wash DC	Springfield	VA	1999	2007	100%		177	177	$20.57	Barnes & Noble, Bed Bath & Beyond, DSW, hhgregg, Michaels, The Tile Shop
296	Jefferson Plaza	Norfolk	Newport News	VA	1999	2007	100%		47	182	$17.36	Costco (U), The Fresh Market
297	Bermuda Square	Richmond	Chester	VA	1978	2003	100%		82	82	$18.04	Martin’s
298	Creeks at Virginia Centre	Richmond	Glen Allen	VA	2002	2007	15%	TIAA	266	266	$15.57	Barnes & Noble, Bed Bath & Beyond, Dick’s Sporting Goods, Michaels, Ross Dress for Less
299	Commonwealth Center	Richmond	Midlothian	VA	2002	2007	100%		166	166	$16.30	Michaels, Stein Mart, The Fresh Market
300	Downtown Short Pump	Richmond	Richmond	VA	2000	2007	100%		126	252	$21.64	American Family Fitness (U), Barnes & Noble, Regal Cinemas, Skate Nation (U)
301	White Oak Village	Richmond	Richmond	VA	2008	2014	5%	BREDDR III	432	956	$15.70	JCPenney, K&G Fashion Superstore, Lowe’s (U), Michaels, PetSmart, Publix, Sam’s Club (U), Target (U)
302	Indian Lakes Crossing	Virginia Beach	Virginia Beach	VA	2008	2014	5%	BREDDR III	71	71	$15.22	Harris Teeter
303	Kroger Plaza	Virginia Beach	Virginia Beach	VA	1997	2007	20%	SAU	68	86	$3.71	Kroger
304	Apple Blossom Corners	Winchester	Winchester	VA	1997	IPO	20%	Manatee	243	243	$11.05	Books-A-Million, HomeGoods, Kohl’s, Martin’s
305	Winchester Station	Winchester	Winchester	VA	2005	2014	5%	BREDDR III	183	417	$14.96	Bed Bath & Beyond, hhgregg, Michaels, Ross Dress for Less, Walmart (U)
306	Orchards Market Center	Portland	Vancouver	WA	2005	2013	100%		178	209	$16.37	Big 5 Sporting Goods (U), Jo-Ann, LA Fitness, Office Depot, Sportsman’s Warehouse
307	Shoppers World of Brookfield	Milwaukee	Brookfield	WI	1967	2003	100%		203	285	$11.44	Burlington, Pick ‘n Save (U), Ross Dress for Less, Xperience Fitness
308	Marketplace of Brown Deer	Milwaukee	Brown Deer	WI	1989	2003	100%		405	405	$9.16	Bob’s Discount Furniture, Burlington, Michaels, OfficeMax, Pick ‘n Save, Ross Dress for Less, T.J. Maxx
309	West Allis Center	Milwaukee	West Allis	WI	1968	2003	100%		264	392	$6.42	Kohl’s, Marshalls/HomeGoods, Menards (U), Pick ‘n Save
			Total						74,400	102,986	$14.81

DEV - Property developed by the Company

IPO - Original IPO Property

BREDDR III - BRE DDR Retail Holdings III

BREDDR IV - BRE DDR Retail Holdings IV

Manatee - DDR Domestic Retail Fund I

SAU - DDR-SAU Retail Fund

TIAA - DDRTC Core Retail Fund

Note: (U) indicates unowned

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